                                                                     Exhibit 4.3

                             CONVERIUM FINANCE S.A.

                                                                          Issuer


                      CONVERIUM AG AND CONVERIUM HOLDING AG

                                                                      Guarantors


                                       and

                               JPMORGAN CHASE BANK

                                                                         Trustee
                                                                and Paying Agent


                                    INDENTURE

                              Dated as of [-], 2002


                $[-] [-]% GUARANTEED SUBORDINATED NOTES DUE 2032
                         IRREVOCABLY AND UNCONDITIONALLY
                       GUARANTEED ON A SUBORDINATED BASIS

--------------------------------------------------------------------------------
TRUST INDENTURE ACT SECTION                            INDENTURE SECTION
--------------------------------------------------------------------------------
Section 310 (a)(1)                                     6.10
--------------------------------------------------------------------------------
            (a)(2)                                     6.10
--------------------------------------------------------------------------------
            (a)(3)                                     Not applicable
--------------------------------------------------------------------------------
            (a)(4)                                     Not applicable
--------------------------------------------------------------------------------
            (b)                                        6.09
                                                       6.11
--------------------------------------------------------------------------------
Section 311 (a)                                        6.14
--------------------------------------------------------------------------------
            (b)                                        6.14
--------------------------------------------------------------------------------
Section 312 (a)                                        7.01
                                                       7.02(a)
--------------------------------------------------------------------------------
            (b)                                        7.02(b)
--------------------------------------------------------------------------------
            (c)                                        7.02(c)
--------------------------------------------------------------------------------
Section 313 (a)                                        7.03(a)
--------------------------------------------------------------------------------
            (b)                                        7.03(a)
--------------------------------------------------------------------------------
            (c)                                        7.03(a)
--------------------------------------------------------------------------------
            (d)                                        7.03(a)
--------------------------------------------------------------------------------
Section 314 (a)                                        7.04
--------------------------------------------------------------------------------
            (b)                                        Not applicable
--------------------------------------------------------------------------------
            (c)(1)                                     1.02
--------------------------------------------------------------------------------
            (c)(2)                                     1.02
--------------------------------------------------------------------------------
            (c)(3)                                     Not applicable
--------------------------------------------------------------------------------
            (d)                                        Not applicable
--------------------------------------------------------------------------------
            (e)                                        1.02
--------------------------------------------------------------------------------
Section 315 (a)                                        6.01
--------------------------------------------------------------------------------
            (b)                                        6.02
--------------------------------------------------------------------------------
            (c)                                        6.01
--------------------------------------------------------------------------------
            (d)                                        6.01
--------------------------------------------------------------------------------
            (e)                                        5.14
--------------------------------------------------------------------------------
Section 316 (a)                                        1.01
--------------------------------------------------------------------------------
            (a)(1)(A)                                  5.02
                                                       5.12
--------------------------------------------------------------------------------
            (a)(1)(B)                                  5.13
--------------------------------------------------------------------------------
            (a)(2)                                     Not applicable
--------------------------------------------------------------------------------
            (b)                                        5.08
--------------------------------------------------------------------------------
Section 317 (a)(1)                                     5.03
--------------------------------------------------------------------------------
            (a)(2)                                     5.04
--------------------------------------------------------------------------------
            (b)                                        10.03
--------------------------------------------------------------------------------
Section 318 (a)                                        1.07
--------------------------------------------------------------------------------

Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                                TABLE OF CONTENTS

                                                                                                 PAGE
                                                                                                 ----
                                    ARTICLE 1
             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 1.01.  Definitions.....................................................................    5
Section 1.02.  Compliance Certificates And Opinions............................................   14
Section 1.03.  Form Of Documents Delivered To Trustee..........................................   14
Section 1.04.  Acts Of Holders; Record Date....................................................   15
Section 1.05.  Notices, Etc., To Trustee, Issuer And Guarantors................................   16
Section 1.06.  Notice To Holders; Waiver.......................................................   17
Section 1.07.  Conflict With Trust Indenture Act...............................................   17
Section 1.08.  Effect Of Headings And Table Of Contents........................................   18
Section 1.09.  Successors And Assigns..........................................................   18
Section 1.10.  Separability Clause.............................................................   18
Section 1.11.  Benefits Of Indenture...........................................................   18
Section 1.12.  Governing Law...................................................................   18
Section 1.13.  Legal Holidays..................................................................   19
Section 1.14.  Agent For Service, Submission To Jurisdiction, Waiver Of Immunities.............   19

                                    ARTICLE 2
                      NOTE AND SUBORDINATED GUARANTEE FORMS

Section 2.01.  Forms Generally.................................................................   20
Section 2.02.  Form Of Face Of Global Note.....................................................   21
Section 2.03.  Form Of Face Of Definitive Note.................................................   24
Section 2.04.  Form Of Reverse Of Note.........................................................   26
Section 2.05.  Form Of Trustee's Certificate Of Authentication.................................   31
Section 2.06.  Subordinated Guarantee By Guarantors; Form Of Subordinated Guarantee............   31

                                    ARTICLE 3
                      THE NOTES AND SUBORDINATED GUARANTEE

Section 3.01.  Title And Terms.................................................................   37
Section 3.02.  Denominations...................................................................   38
Section 3.03.  Execution, Authentication, Delivery And Dating..................................   38
Section 3.04.  Temporary Securities............................................................   39
Section 3.05.  Transfer And Exchange...........................................................   39
Section 3.06.  Mutilated, Destroyed, Lost And Stolen Securities................................   42
Section 3.07.  Payment of Interest, Interest Rights Preserved..................................   42
Section 3.08.  Persons Deemed Owners...........................................................   44

Section 3.09.  Cancellation....................................................................   44
Section 3.10.  Computation of Interest.........................................................   44
Section 3.11.  Cusip/Common Code/ISIN Numbers..................................................   44

                                    ARTICLE 4
                           SATISFACTION AND DISCHARGE

Section 4.01.  Satisfaction And Discharge Of Indenture.........................................   44
Section 4.02.  Application Of Trust Money......................................................   46

                                    ARTICLE 5
                                    REMEDIES

Section 5.01.  Events Of Default...............................................................   46
Section 5.02.  Acceleration Of Maturity, Rescission And Annulment..............................   47
Section 5.03.  Collection Of Indebtedness And Suits For Enforcement By Trustee.................   47
Section 5.04.  Trustee May File Proofs Of Claim................................................   48
Section 5.05.  Trustee May Enforce Claims Without Possession Of Notes..........................   49
Section 5.06.  Application Of Money Collected..................................................   49
Section 5.07.  Limitation On Suits.............................................................   49
Section 5.08.  Unconditional Right Of Holders To Receive Principal And Interest................   50
Section 5.09.  Restoration Of Rights And Remedies..............................................   50
Section 5.10.  Rights And Remedies Cumulative..................................................   51
Section 5.11.  Delay Or Omission Not Waiver....................................................   51
Section 5.12.  Control By Holders..............................................................   51
Section 5.13.  Waiver Of Past Defaults.........................................................   51
Section 5.14.  Undertaking For Costs...........................................................   52
Section 5.15.  Waiver Of Stay Or Extension Laws................................................   52

                                    ARTICLE 6
                                   THE TRUSTEE

Section 6.01.  Certain Duties And Responsibilities.............................................   52
Section 6.02.  Notice Of Defaults..............................................................   54
Section 6.03.  Certain Rights Of Trustee.......................................................   54
Section 6.04.  Not Responsible For Recitals Or Issuance Of Notes...............................   55
Section 6.05.  May Hold Notes..................................................................   56
Section 6.06.  Money Held In Trust.............................................................   56
Section 6.07.  Compensation And Reimbursement..................................................   56
Section 6.08.  Disqualification; Conflicting Interests.........................................   57
Section 6.09.  Corporate Trustee Required; Eligibility.........................................   57
Section 6.10.  Resignation And Removal; Appointment Of Successor...............................   57
Section 6.11.  Acceptance Of Appointment By Successor..........................................   59

Section 6.12.  Merger, Conversion, Consolidation Or Succession To Business.....................   59
Section 6.13.  Preferential Collection Of Claims Against The Company Or The Guarantor..........   60
Section 6.14.  Appointment Of Authenticating Agent.............................................   60
Section 6.15.  Trustee's Application For Instructions From The Issuer..........................   61

                                    ARTICLE 7
                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND ISSUER

Section 7.01.  Issuer And The Guarantors To Furnish Trustee Names And Addresses Of Holders.....   62
Section 7.02.  Preservation Of Information; Communications To Holders..........................   62
Section 7.03.  Reports By Trustee..............................................................   63
Section 7.04.  Reports By Issuer...............................................................   63

                                    ARTICLE 8
              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

Section 8.01.  Issuer Or Guarantors May Consolidate, Etc. Only On Certain Terms................   63
Section 8.02.  Successor Substituted...........................................................   64

                                    ARTICLE 9
                             SUPPLEMENTAL INDENTURES

Section 9.01.  Supplemental Indentures Without Consent Of Holders..............................   64
Section 9.02.  Supplemental Indentures With Consent Of Holders.................................   65
Section 9.03.  Execution Of Supplemental Indentures............................................   66
Section 9.04.  Effect Of Supplemental Indentures...............................................   66
Section 9.05.  Conformity With Trust Indenture Act.............................................   66
Section 9.06.  Reference In Notes To Supplemental Indentures...................................   66

                                   ARTICLE 10
                                    COVENANTS

Section 10.01.  Payment Of Principal And Interest..............................................   67
Section 10.02.  Maintenance Of Office Or Agency................................................   67
Section 10.03.  Money For Security Payments To Be Held In Trust................................   67
Section 10.04.  Limitation On Debt.............................................................   69
Section 10.05.  Additional Amounts.............................................................   69
Section 10.06.  Statement By Officers As To Default; Compliance Certificates...................   69

                                   ARTICLE 11
                        OPTION TO DEFER INTEREST PAYMENTS

Section 11.01.  Optional Deferral Of Payments..................................................   70

                                   ARTICLE 12
                               REDEMPTION OF NOTES

Section 12.01.  Right Of Redemption............................................................   70
Section 12.02.  Applicability Of Article.......................................................   70
Section 12.03.  Election To Redeem; Notice To Trustee..........................................   70
Section 12.04.  Notice Of Redemption...........................................................   71
Section 12.05.  Deposit Of Redemption Price....................................................   71
Section 12.06.  Notes Payable On Redemption Date...............................................   72
Section 12.07.  Redemption Price...............................................................   72

INDENTURE, dated as of [-], 2002 among Converium Finance S.A., a societe anonyme incorporated under the laws of Luxembourg (herein called the "ISSUER"), having its principal office at 54 boulevard Napoleon, Ier, L-2210 Luxembourg, Converium AG and Converium Holding AG, corporations incorporated under Swiss law (herein called the "GUARANTORS"), having their principal offices at General Guisan Quai 26, 8002 Zurich, Switzerland, and Baarerstrasse 8, 6300 Zug, Switzerland, respectively, and JPMorgan Chase Bank, a New York banking corporation organized and existing under the laws of the State of New York, as Trustee (herein called the "TRUSTEE").

                    RECITALS OF THE ISSUER AND THE GUARANTORS

      The Issuer has duly authorized the creation of an issue of the Issuer's [-]% Guaranteed Subordinated Notes due [-], 2032 (the "NOTES"), substantially of the tenor and amount hereinafter set forth, and to provide therefore the Issuer has duly authorized the execution and delivery of this Indenture.

      The Guarantors have duly authorized the execution and delivery of this Indenture to provide for the Subordinated Guarantee by them with respect to the Notes as set forth in this Indenture.

      All things necessary to make the Notes, when executed by the Issuer and authenticated and delivered hereunder and duly issued by the Issuer, valid obligations of the Issuer, to make the Subordinated Guarantee, when executed by the Guarantors on the Notes as provided for herein valid and binding obligations of the Guarantors, and to make this Indenture a valid agreement of the Issuer and the Guarantors, in accordance with their and its terms, have been done.

      Now, therefore, this Indenture witnesseth:

      For and in consideration of the premises and the purchase of the Notes by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders, as follows:

                                   ARTICLE 1
             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

      Section 1.01. Definitions. For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

      (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

      (b) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

      Certain terms, used principally in Article Six, are defined in that Article.

      "ACT", when used with respect to any Holder, has the meaning specified in
Section 1.04.

      "ADDITIONAL AMOUNTS" has the meaning in the form of the reverse of the Note contained in Section 2.04.

      "AFFILIATE" of any Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

      "ARREARS OF INTEREST" means any Optional Deferral Interest Payments until paid.

      "AUTHENTICATING AGENT" means any Person authorized by the Trustee to act on behalf of the Trustee to authenticate Notes.

      "BENEFICIAL OWNER" means a beneficial owner of the Notes, ownership and transfers of which are made through the Security Registrar, as set forth in this Indenture.

      "BOARD OF DIRECTORS" means the board of directors of either the Issuer or either Guarantor (as the case may be) or any duly authorized committee of such board.

      "BOARD RESOLUTION" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Issuer or a Guarantor (as the case may be) to have been duly adopted by the Board of Directors of the Issuer or such Guarantor (as the case may be) and to be in full force and effect on the date of such certification, and delivered to the Trustee.

      "BUSINESS DAY" means each day which is not a day on which banking institutions in New York are authorized or obligated by law or executive order to close.

      "CALCULATION DATE" means the third Business Day prior to the Special Tax Optional Redemption Date.

      "CALL DATES" has the meaning in the form of the reverse of the Note contained in Section 2.04.

      "CLEARSTREAM" means Clearstream Banking, societe anonyme, Luxembourg.

      "COMMISSION" means the United States Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

      "COMPULSORY INTEREST PAYMENT DATE" means any Interest Payment Date that is not an Optional Interest Payment Date.

      "CORPORATE TRUST OFFICE" means the principal office of the Trustee at which at any time its corporate trust business shall be administered, which office at the date hereof is located at 4 New York Plaza, 15th Floor, New York, New York 10004, Attention: Institutional Trust Services, or such other address as the Trustee may designate from time to time by notice to the Holders and the Issuer, or the principal corporate trust office of any successor Trustee (or such other address as a successor Trustee may designate from time to time by notice to the Holders and the Issuer).

      "CORPORATION" means a corporation, association, company, joint-stock company or business trust.

      "DAYS" means calendar days.

      "DEFAULTED INTEREST" has the meaning specified in Section 3.07.

      "DEFINITIVE NOTE" means any Note substantially in the form set forth in
Section 2.03 and Section 2.04 hereof issued in accordance with Section 3.05.

      "DEPOSITARY" means any or all of DTC, Euroclear and Clearstream.

      "DETERMINATION DATE" means the date that is two Business Days before the first day of the relevant Interest Period.

      "DTC" means the Depository Trust & Clearing Company or its nominee or its or their successor.

      "EUROCLEAR" means Euroclear Bank S.A./N.V., as operator of the Euroclear System.

      "EVENT OF DEFAULT" has the meaning specified in Section 5.01.

      "EXCHANGE ACT" refers to the Securities Exchange Act of 1934, as it may be amended and any successor act thereto.

      "FIRST CALL DATE" has the meaning in the form of the reverse of the Note contained in Section 2.04.

      "GLOBAL NOTE" means a Note evidencing all or a part of all the Notes substantially in the form set forth in Section 2.02 and Section 2.04 hereof.

      "GROUP" means Converium Holding AG and its Subsidiaries.

      "GUARANTEE PAYMENTS" has the meaning specified in Section 2.06.

      "GUARANTORS" means the Persons named as the "Guarantors" in the first paragraph of this instrument until successor Persons shall have become such pursuant to the applicable provisions of this Indenture and thereafter "Guarantors" shall mean such successor Persons.

      "HOLDER" means the registered holder of any Definitive Note or Global
Note.

      "INDENTURE" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

      "INTEREST PAYMENT DATE" has the meaning specified in the form of face of the Global Note contained in Section 2.02 or the form of face of the Definitive Note contained in Section 2.03.

      "INTEREST PAYMENTS" means the interest payable by the Issuer with respect to the Notes including any Additional Amounts thereon.

      "INTEREST PERIOD" has the meaning specified in the form of face of the Global Note contained in Section 2.02 or the form of face of the Definitive Note contained in Section 2.03.

      "INTEREST RATE" has the meaning specified in the form of face of the Global Note contained in Section 2.02 or the form of face of the Definitive Note contained in Section 2.03.

      "ISSUE DATE" means the date on which the Notes are first issued under this Indenture.

      "ISSUER'S TAXING JURISDICTION" means the jurisdiction of organization of the Issuer or any political subdivision or authority therein or thereof having the power to tax.

      "ISSUER" means the Person named as the "Issuer" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture and thereafter "Issuer" shall mean such successor Person.

      "NOTES" means Notes designated in the first paragraph of the "Recitals of the Issuer and the Guarantors".

      "OFFICER'S CERTIFICATE" means, with respect to the Issuer, the Guarantors or any other obligor upon the Notes, a certificate signed by an Officer of such Person and delivered to the Trustee.

      "OFFICER" means, with respect to the Issuer, the Guarantors or any other obligor on the Notes, the chief executive officer, the finance director, the treasurer, the secretary, any assistant treasurer or assistant secretary or any Director of such Person, or equivalent person if such titles change.

      "OPINION OF COUNSEL" means a written opinion of counsel, who may be counsel for the Issuer or any Guarantor, or other counsel acceptable to the Trustee, which shall be delivered to the Trustee.

      "OPTIONAL DEFERRAL INTEREST PAYMENT" has the meaning specified in the form of face of the Global Note contained in Section 2.02 or the form of face of the Definitive Note contained in Section 2.03.

      "OPTIONAL INTEREST PAYMENT DATE" means any Interest Payment Date on which each of the following criteria are met:

            (i) neither Converium Holding AG nor Converium AG has paid a dividend (other than dividends in the form of shares or other securities or rights to acquire shares or other securities of Converium Holding AG or Converium AG, respectively) in respect of any class of its shares, including preference shares or has set aside a sum by declaration or otherwise to provide for payment of such dividend at, either (a) its most recent Annual General Meeting preceding such Interest Payment Date or (b) any Extraordinary General Meeting since the previous Interest Payment Date,

            (ii) neither Converium Holding AG nor Converium AG repurchased any class of their respective shares, including preference shares, since the previous Interest Payment Date other than in connection with (a) any equity compensation plan of Converium Holding AG, (b) Converium Holding AG's and Converium AG's normal market making activity and (c) any repurchase of preference shares which is mandatory pursuant to the terms of those preference shares, and

            (iii) neither Converium Holding AG nor Converium AG paid a coupon on any class of their respective subordinated debt which ranks pari passu with or junior to the Notes since the previous Interest Payment Date, other than a payment made on such subordinated debt pursuant to the terms of (or other contractual provision governing) such subordinated debt as a result of an interest payment being paid (a) by the Issuer on the Notes or
      (b) on such other subordinated debt as a result of a similar term or provision.

      "OPTIONAL REDEMPTION" has the meaning specified in the form of reverse of the Note contained in Section 2.04.

      "OUTSTANDING", when used with respect to Notes, means, as of the date of determination, all Notes theretofore authenticated and delivered under this Indenture, except:

            (i) Notes theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

            (ii) Notes for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Issuer) in trust or set aside and segregated in trust by the Issuer (if the Issuer shall act as its own Paying Agent) for the Holders of such Notes; provided that, if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

            (iii) Notes which have been paid pursuant to Section 3.06 or in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture, other than any such Notes in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Notes are held by a protected purchaser in whose hands such Notes are valid obligations of the Issuer;

      provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Notes owned by the Issuer, the Guarantors or any other obligor upon the Notes or any Affiliate of the Issuer, of any Guarantor or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Notes so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the

Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer, a Guarantor or any other obligor upon the Notes or any Affiliate of the Issuer, the Guarantors or of such other obligor.

      "PAR REDEMPTION AMOUNT" means an amount equal to: (i) the aggregate Principal Amount, plus (ii) an amount equal to accrued Interest Payments, if any, for the then-current Interest Period accrued on a daily basis to the Redemption Date, plus (iii) Arrears of Interest, if any, plus (iv) interest on Arrears of Interest, if any, plus (v) all other amounts due thereon.

      "PAYING AGENT" means any Person designated by the Trustee to pay the principal of or interest on any Notes on behalf of the Issuer.

      "PERSON" means any individual, corporation, partnership, company, association, limited liability company, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

      "PREDECESSOR NOTES" of any particular Notes means all previous Notes evidencing all or a portion of the same debt as that evidenced by such particular Notes; and, for the purposes of this definition, any Notes authenticated and delivered under Section 3.06 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Note shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Note.

      "PRINCIPAL AMOUNT" has the meaning specified in the form of face of the Global Note contained in Section 2.02.

      "RECORD DATE" for the interest payable on any Interest Payment Date means, if the Notes are held in book-entry form, one Business Day prior to the relevant Interest Payment Date, or, if the Notes are not held in book-entry form, the fifteenth day, whether or not a Business Day, preceding the relevant Interest Payment Date.

      "REDEMPTION DATE", when used with respect to any Note to be redeemed, means the date fixed by the Issuer or the Guarantors for such redemption by or pursuant to Article 12 of this Indenture.

      "REDEMPTION PRICE", when used with respect to any Note to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture (exclusive of any accrued interest).

      "RELEVANT TAX" means any and all present and future income, stamp and other taxes, levies, imposts, duties, charges, fees, deductions or withholdings.

      "RELEVANT TAXING JURISDICTION" means each of the Swiss Taxing Jurisdiction, the Issuer's Taxing Jurisdiction or a Successor Taxing Jurisdiction.

      "REQUEST" or "ORDER" means a written request or order signed in the name of the Issuer or the Guarantors by an Officer and delivered to the Trustee.

      "RESPONSIBLE OFFICER", when used with respect to the Trustee, means any officer of the Trustee who has direct responsibility for the administration of this Indenture, and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

      "SECURITIES ACT" refers to the Securities Act of 1933, as it may be amended and any successor act thereto.

      "SECURITY REGISTER" and "SECURITY REGISTRAR" have the respective meanings specified in Section 3.05.

      "SENIOR CREDITORS" has the meaning specified in Section 2.06.

      "SPECIAL RECORD DATE" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.07.

      "SPECIAL TAX OPTIONAL REDEMPTION DATE" means the date fixed for redemption of the Notes in connection with the occurrence of a Tax Event.

      "STATED MATURITY", when used with respect to any Note or any installment of interest thereon, means the date specified in such Note as the fixed date on which the principal of such Note or such installment of interest is due and payable.

      "SUBORDINATED GUARANTEE" means any subordinated guarantee constituting the joint and several obligations of each of the Guarantors endorsed on Notes authenticated and delivered pursuant to this Indenture and shall include the form of subordinated guarantee set forth in Section 2.06.

      "SUBSEQUENT CALL DATE" has the meaning in the form of the Reverse of the Note contained in Section 2.04.

      "SUBSIDIARY" of any Person means, any corporation, partnership or other business entity of which 50% or more of the outstanding capital stock or other ownership interest having ordinary voting power to elect a majority of the board of directors, managers or other voting members of the governing body of such entity (irrespective of whether at the time capital stock or other ownership interest of any other classes or classes of such entity shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned by such Person, by such Person and one or more other Subsidiaries of such Person, or by one or more other Subsidiaries of such Person.

      "SUCCESSOR NOTE" of any particular Note means every Note issued after, and evidencing all or a portion of the same debt as that evidenced by, such particular Note; and, for the purposes of this definition, any Note authenticated and delivered under Section 3.06 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Note shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Note.

      "SUCCESSOR TAXING JURISDICTION" means the jurisdiction of organization of any successor to the Issuer or any Guarantor or any political subdivision or authority therein or thereof having the power to tax.

      "SWISS TAXING JURISDICTION" means Switzerland or any political subdivision or authority therein or thereof having the power to tax.

      "TAX EVENT" means the occurrence of the following event: as a result of a Tax Law Change, which becomes effective on or after the Issue Date (or, in the case of a Successor Taxing Jurisdiction, on or after the date such successor in business assumes the Issuer's or Guarantor's obligation under the Notes or Guarantee), in making any payments on the Notes or on the Subordinated Guarantee, the Issuer or the Guarantors has or have paid or will or would on the next Interest Payment Date be required to pay Additional Amounts on the Notes or on the Subordinated Guarantee and (i) such obligation cannot be avoided using commercially reasonable efforts available to either Guarantor or the Issuer and
(ii) in the case of a Guarantor's obligation to pay Additional Amounts on payments under the Subordinated Guarantee, payment cannot at such time be made by either the Issuer or the other Guarantor without an obligation to pay Additional Amounts.

      "TAX LAW CHANGE" means in the case of any Relevant Taxing Jurisdiction, a change in or amendment to the laws or regulations of such Relevant Taxing Jurisdiction, or any change in an official application or interpretation of those laws or regulations, including a decision of any court or tribunal.

      "TRUSTEE" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "TRUSTEE" shall mean such successor Trustee.

      "TRUST INDENTURE ACT" means the United States Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "TRUST INDENTURE ACT" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

      "UNDERWRITERS" means Merrill Lynch International, J.P. Morgan and [-].

      "UNDERWRITING AGREEMENT" means the Underwriting Agreement, dated as of [-], 2002, among the Issuer, the Guarantors and the Underwriters, as such agreement may be amended from time to time.

      "VICE PRESIDENT", when used with respect to the Issuer, the Guarantors or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

      Section 1.02. Compliance Certificates And Opinions. Upon any application or request by the Issuer, the Guarantors or by any other obligor upon the Notes to the Trustee to take any action under any provision of this Indenture, such Person shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officer's Certificate, if to be given by an Officer, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirement set forth in this Indenture.

      Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than pursuant to Section 1.02) shall include:

      (a) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

      (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

      (c) a statement that, in the opinion of each such individual, he has made such examination or investigation as is reasonably necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

      (d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

      Section 1.03. Form Of Documents Delivered To Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

      Any certificate or opinion of an Officer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such Officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an Officer or Officers stating that the information with respect to such factual matters is in the possession of the Issuer or the Guarantors, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

      Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

      Section 1.04. Acts Of Holders; Record Date. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Issuer, the Guarantors or any other obligor upon the Notes. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "ACT" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Trustee, the Issuer and the Guarantors, if made in the manner provided in this Section.

      (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

      (c) The Issuer may, in the circumstances permitted by the Trust Indenture Act, fix any day as the record date for the purpose of determining the Holders of Definitive Notes entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action authorized or permitted to be given or taken by such Holders. If not set by the Issuer prior to the first solicitation of a Holder made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to
Section 7.01) prior to such first solicitation or vote, as the case may be. With regard to any record date, only the Holders of Definitive Notes on such date (or their duly designated proxies) shall be entitled to give or take, or vote on, the relevant action.

      (d) The ownership of Definitive Notes shall be proved by the Security Register.

      (e) In the case of a Global Note, its Holder shall be entitled to give or take, or vote on, any relevant action with respect to all or only a portion of the principal amount represented by such Global Note as of the record date fixed for Definitive Notes, as indicated by Schedule A to such Global Note.

      (f) Without limiting the foregoing, a Holder entitled hereunder to give or take any action hereunder with regard to any particular Note may do so with regard to all or any part of the principal amount of such Note or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any different part of such principal amount.

      (g) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Note shall bind every future Holder of the same Note and the Holder of every Note issued upon the registration of transfer thereof or in exchange therefore or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, the Issuer, the Guarantors or any other obligor upon the Notes in reliance thereon, whether or not notation of such action is made upon such Note.

      Section 1.05. Notices, Etc., To Trustee, Issuer And Guarantors. Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

      (a) the Trustee by any Holder or by the Issuer, the Guarantors or any other obligor upon the Notes shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at the Corporate Trust Office, or

      (b) the Issuer or the Guarantors by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Issuer or the relevant Guarantor (as the case may be) addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Issuer or such Guarantor.

      Section 1.06. Notice To Holders; Waiver. Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register and to the extent provided in Section 313(c) of the Trust Indenture Act with respect to reports pursuant to Section 7.03(a), or in the case of any Global Note, at the address provided to the Trustee by the Holder thereof, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

      In case by reason of the suspension of or irregularities in regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

      Any request, demand, authorization, directive, notice, consent or waiver required or permitted under this Indenture shall be in the English language.

      Section 1.07. Conflict With Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under the Trust Indenture Act to be part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be. If at any future time any provision required to be included herein by the Trust Indenture Act as in force at the date as of which this Indenture was executed or any limitation imposed by the Trust Indenture Act at such date on any provision otherwise included herein would not be so required or imposed (in whole or in part) if this Indenture were executed at such future time, the Issuer, the Guarantors and the Trustee may enter into one or more indentures supplemental hereto pursuant to Section to change or eliminate (in whole or in part) such provision or limitation of this Indenture in conformity with the requirements of the Trust Indenture Act as then in force, except that (subject to Article Nine) no provision or limitation required to be included herein by Sections 310(a)(1) and (a)(2), 315(a), (c),
(d)(l), (d)(2), (d)(3) and (e), 316(a)(1)(A), (a)(l)(B), (a)(2), (a) (last sentence) and (b) of the Trust Indenture Act as in force at the date as of which this Indenture was executed may be so changed or eliminated.

      Section 1.08. Effect Of Headings And Table Of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

      Section 1.09. Successors And Assigns. Except as set forth in Article 8, all covenants, guarantees and agreements contained in this Indenture and in the Subordinated Guarantee will bind the Issuer's or the Guarantors' (as the case may be) successors, assigns, receivers, trustees and representatives, whether so expressed or not, and will inure to the benefit of the Holders. The Guarantors may not assign their obligations under the Subordinated Guarantee, except as set forth in Article 8.

      Section 1.10. Separability Clause. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

      Section 1.11. Benefits Of Indenture. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors and permitted assigns hereunder and the Holders of Notes, any benefit or any legal or equitable right, remedy or claim under this Indenture.

      Section 1.12. Governing Law. This Indenture, the Notes and the Subordinated Guarantee shall be governed by, and construed in accordance with, the laws of the State of New York, except for the subordination provisions in the Subordinated Guarantee, which will be governed by the laws of Switzerland. Any claim or proceeding brought under the Subordinated Guarantee to enforce the Guarantors' obligations under the Subordinated Guarantee must be brought exclusively before a court in or sitting in Switzerland or any federal or state court in the Borough of Manhattan, The City of New York. This Indenture is subject to the provisions of the Trust Indenture Act that are required to be part of this Indenture and shall, to the extent applicable, be governed by such provisions. As permitted by article 95 of the Luxembourg law of August 10, 1915 concerning commercial companies, as amended (the "Luxembourg Company Law"), articles 86 to 94-8 of the Luxembourg Company Law shall not apply.

      Section 1.13. Legal Holidays. In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Notes shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Notes) payment of interest or principal need not be made on such date, but may be made on the immediately following Business Day (without any interest or other payment in respect of such delay).

      Section 1.14. Agent For Service, Submission To Jurisdiction, Waiver Of Immunities. By the execution and delivery of this Indenture, each of the Issuer and each Guarantor (i) acknowledges that it has, by separate written instrument, irrevocably designated and appointed Concoran H. Byrne, Esq., Senior Vice President and General Counsel, Converium Resinsurance (North America), Inc., One Chase Manhattan Plaza, New York, NY 10005, as its authorized agent upon which process may be served in any suit or proceeding arising out of or relating to the Notes, the Subordinated Guarantee or this Indenture that may be instituted in any federal or state court in the Borough of Manhattan, The City of New York or brought under Federal or State securities laws or brought by the Trustee in its capacity as a trustee hereunder, and acknowledges that Concoran H. Byrne, Esq. has accepted such designation, (ii) submits to the non-exclusive jurisdiction of any such court in any such suit or proceeding and waives any objection which it may now or hereafter have to the laying of venue of any such proceeding or any claim of inconvenient forum, and (iii) agrees that service of process upon Concoran H. Byrne, Esq. and written notice of said service to it (mailed or delivered to its Secretary at its principal office at the address specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee) shall be deemed in every respect effective service of process upon it in any such suit or proceeding. The Issuer and the Guarantors further agree to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of Concoran H. Byrne, Esq. in full force and effect or to appoint a successor satisfactory to the Trustee so long as this Indenture shall be in full force and effect and so long as any of the Notes or the Subordinated Guarantee shall be outstanding.

      To the extent that any of the Issuer or the Guarantors has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution or otherwise) with respect to itself or its property, it hereby irrevocably waives such immunity in respect of its respective obligations under this Indenture, the Notes and the Subordinated Guarantee to the fullest extent permitted by law.

      Notwithstanding the foregoing, any actions arising out of or relating to the Notes, the Subordinated Guarantee or the Indenture may be instituted by the

Issuer, the Guarantors, the Trustee or any Holder in any competent court in Switzerland, or such other competent jurisdiction, as the case may be.

                                   ARTICLE 2
                      NOTE AND SUBORDINATED GUARANTEE FORMS

      Section 2.01. Forms Generally. The Notes will be evidenced by one or more Global Notes which will be deposited with a custodian for DTC, the initial Depositary, and registered in the name of Cede & Co., the nominee of DTC on or about [-], 2002. DTC will credit the account of each Underwriter with the amount of Notes being purchased by it. Except as provided in Sections 3.04 and 3.05, the Notes will not be issued in definitive form.

      Beneficial ownership in the Notes can only be held in the form of book-entry interests through direct or indirect participants in DTC. Each Person having an ownership or other interest in a Note must rely exclusively on the rules or procedures of DTC and any agreement with any direct or indirect participant of DTC, as the case may be, or any other securities intermediary through which that Person holds its interest to effect any transfer or to receive or direct the delivery of possession of any Note.

      The Notes and the Trustee's certificates of authentication shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the Officers executing such Notes, as evidenced by their execution of the Notes.

      The Subordinated Guarantee by the Guarantors to be endorsed on the Notes shall be in substantially the form set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the directors or officers delivering such Subordinated Guarantee, all as evidenced by such delivery.

      The Notes shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange on which the Notes may be listed, all as determined by the Officers executing such Notes, as evidenced by their execution of such Notes.

      The Notes will be initially issued as Global Notes. Each Global Note authenticated under this Indenture shall be in fully registered form without coupons, and each such Global Note shall constitute a single Note for all purposes of this Indenture.

      Section 2.02. Form Of Face Of Global Note.

                             CONVERIUM FINANCE S.A.

                [-]% GUARANTEED SUBORDINATED NOTES DUE [-], 2032
                   IRREVOCABLY AND UNCONDITIONALLY GUARANTEED
                           ON A SUBORDINATED BASIS BY

                      CONVERIUM AG AND CONVERIUM HOLDING AG

CUSIP NO. ____ COMMON CODE NO.____  ISIN NO.____
No. ____

      THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY ("DTC") OR A NOMINEE OF DTC. THIS NOTE IS EXCHANGEABLE FOR NOTES REGISTERED IN THE NAME OF A PERSON OTHER THAN DTC OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND NO TRANSFER OF THIS NOTE (OTHER THAN A TRANSFER OF THIS NOTE AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

      UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (55 WATER STREET, NEW YORK, NEW YORK), A NEW YORK CORPORATION, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), AND EXCEPT AS OTHERWISE PROVIDED IN THE INDENTURE, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      THIS NOTE MAY NOT BE TRANSFERRED TO, OR ACQUIRED OR HELD BY, OR ACQUIRED WITH THE ASSETS OF, ANY EMPLOYEE BENEFIT PLAN SUBJECT TO TITLE I OF THE EMPLOYEE

RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR ANY INDIVIDUAL RETIREMENT ACCOUNT OR PLAN SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), UNLESS THE PURCHASE AND HOLDING OF THIS NOTE BY OR ON BEHALF OF SUCH PLAN OR ACCOUNT IS EXEMPT FROM THE PROHIBITED TRANSACTION PROVISIONS OF SECTION 406 OF ERISA AND SECTION 4875 OF THE CODE UNDER DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION ("PCTE") 96-23, PTCE 95-60, PTCE 91-38, PTCE 90-1 OR PTCE 84-14.

      Converium Finance S.A., a societe anonyme incorporated under the laws of Luxembourg (herein called the "ISSUER", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay Cede & Co., or registered assigns, the principal sum indicated on Schedule A hereof (the "PRINCIPAL AMOUNT") on [-], 2032 or the Redemption Price on the Redemption Date (whichever occurs earlier).

      The Issuer, for value received, hereby promises to pay, and the Holder hereof shall, subject to the Issuer's right to defer interest on an Optional Interest Payment Date, be entitled to receive, Interest commencing on the Issue Date payable quarterly in arrears on [-],[-],[-] and [-] of each year (each, an "INTEREST PAYMENT DATE") at a rate on the Principal Amount of [-]% per annum (the "INTEREST RATE").

      Each "INTEREST PERIOD" shall commence on an Interest Payment Date and end on the day that precedes the next succeeding Interest Payment Date; provided, however, that the first Interest Period shall commence on (and include) the Issue Date of the Notes and shall end on (but exclude) [-], 2003.

      If any Interest Payment Date is not a Business Day, then the relevant Interest Payment Date shall be the immediately following Business Day (without any interest or other payment in respect of the delay).

      If the Issuer must pay interest for less than a full Interest Period, the amount of interest for that Interest Period will be computed on the basis of a 360-day year of twelve 30-day months.

      So long as no Event of Default has occurred and is continuing, on any Optional Interest Payment Date, the Issuer may defer all or part of any Interest Payment and any Arrears of Interest that are due and payable by giving a deferral notice to the Trustee (or Paying Agent as applicable) not less than 17 Business Days prior to the relevant date and the Trustee shall forward such notice to the Holders not less than 16 Business Days prior to the relevant due date. Any deferred payment is referred to as an "OPTIONAL DEFERRAL INTEREST PAYMENT".

Any Optional Deferral Interest Payment shall not constitute a default by the Issuer for any purpose.

      Optional Deferral Interest Payments, until paid, will constitute Arrears of Interest. Arrears of Interest will bear interest at a rate per annum equal to the Interest Rate payable on the Notes from (and including) the date on which, but for such deferral, the Optional Deferral Interest Payment would have otherwise been due to be made to (but excluding) the date the Arrears of Interest is paid in full. Arrears of Interest may be paid in whole or in part at any time, but all Arrears of Interest will become due and payable upon the earliest of:

            (i) the next Compulsory Interest Payment Date,

            (ii) the Redemption Date, or

            (iii) the date on which an order is made for the winding up, liquidation or dissolution of the Issuer or either of the Guarantors.

      The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on the Record Date for such Interest Payment Date.

      Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place. All capitalized terms used herein but not defined shall have the meaning given them in the Indenture.

      Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

      IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

      Dated:

                                       CONVERIUM FINANCE S.A.


                                       By:
                                            ------------------------------------
                                            Name:
                                            Title:

         Section 2.03. Form Of Face Of Definitive Note.

                             CONVERIUM FINANCE S.A.

                [-]% GUARANTEED SUBORDINATED NOTES DUE [-], 2032
                   IRREVOCABLY AND UNCONDITIONALLY GUARANTEED
                           ON A SUBORDINATED BASIS BY
                      CONVERIUM AG AND CONVERIUM HOLDING AG

CUSIP NO. ____ COMMON CODE NO.____  ISIN NO.____
No. ____

         THIS NOTE MAY NOT BE TRANSFERRED TO, OR ACQUIRED OR HELD BY, OR ACQUIRED WITH THE ASSETS OF, ANY EMPLOYEE BENEFIT PLAN SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR ANY INDIVIDUAL RETIREMENT ACCOUNT OR PLAN SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), UNLESS THE PURCHASE AND HOLDING OF THIS NOTE BY OR ON BEHALF OF SUCH PLAN OR ACCOUNT IS EXEMPT FROM THE PROHIBITED TRANSACTION PROVISIONS OF SECTION 406 OF ERISA AND SECTION 4875 OF THE CODE UNDER DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION ("PCTE") 96-23, PTCE 95-60, PTCE 91-38, PTCE 90-1 OR PTCE 84-14.

         Converium Finance S.A., a societe anonyme incorporated under the laws of Luxembourg (herein called the "ISSUER", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to [-], or registered assigns, the principal sum of $[-] on [-], 2032 or the Redemption Price on the Redemption Date (whichever occurs earlier).

         The Issuer, for value received, hereby promises to pay, and the Holder hereof shall, subject to the Issuer's right to defer interest on an Optional Interest Payment Date, be entitled to receive, Interest commencing on the Issue Date, payable quarterly in arrears on [-],[-],[-] and [-] of each year (each, an "INTEREST PAYMENT DATE" at a rate on the Principal Amount of [-]% per annum ("INTEREST RATE").

         Each "INTEREST PERIOD" shall commence on a Interest Payment Date and end on the day that precedes the next succeeding Interest Payment Date; provided, however, that the first Interest Period shall commence on (and include) the Issue Date of the Notes and shall end on (but exclude) [-], 2003.

         If any Interest Payment Date in any year is not a Business Day, then the relevant Interest Payment Date shall be the immediately following Business Day (without any interest or other payment in respect of the delay).

         If the Issuer must pay interest for less than a full Interest Period, the amount of interest for that Interest Period will be computed on the basis of a 360-day year of twelve 30-day months.

         So long as no Event of Default has occurred and is continuing, on any Optional Interest Payment Date, the Issuer may defer all or part of any Interest Payment and any Arrears of Interest that is due and payable by giving a deferral notice to the Trustee (or Paying Agent as applicable) not less than 17 Business Days prior to the relevant date and the Trustee shall forward such notice to the Holders not less than 16 Business Days prior to the relevant due date. Any deferred payment is referred to as an "OPTIONAL DEFERRAL INTEREST PAYMENT". Any Optional Deferral Interest Payment shall not constitute a default by the Issuer for any purpose.

         Optional Deferral Interest Payments, until paid, will constitute Arrears of Interest. Arrears of Interest will bear interest at a rate equal to the Interest Rate payable on the Notes from (and including) the date on which, but for such deferral, the Optional Deferral Interest Payment would have otherwise been due to be made to (but excluding) the date the Arrears of Interest is paid in full. Arrears of Interest may be paid in whole or in part at any time, but all Arrears of Interest will become due and payable upon the earliest of:

                  (i) the next Compulsory Interest Payment Date (as defined below),

                  (ii) the Redemption Date, or

                  (iii) the date on which an order is made for the winding up, liquidation or dissolution of the Issuer or either of the Guarantors.

         The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on the Record Date for such Interest Payment Date.

         Payment of the principal of and any such Interest on this Note will be made at the office or agency of the Trustee in The City of New York maintained for such purposes (against surrender of this Definitive Note, in the case of a payment of principal), in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Issuer payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

         Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place. All capitalized terms used herein but not defined herein shall have the meaning given to them in the Indenture.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

         Dated:

                                       CONVERIUM FINANCE S.A.
                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

         Section 2.04. Form Of Reverse Of Note. This Note is one of a duly authorized issue of Notes of the Issuer designated as its [-]% Guaranteed Subordinated Notes due [-] (herein called the "NOTES"), initially limited in aggregate principal amount to $[-], issued and to be issued under an Indenture, dated as of [-] (herein called the "INDENTURE"), among the Issuer, a societe anonyme incorporated under the laws of Luxembourg, Converium AG and Converium Holding AG, corporations incorporated under Swiss law (herein called the "GUARANTORS", which term includes any successor Person under the Indenture referred to herein), and JPMorgan Chase Bank, as Trustee (herein called the "TRUSTEE", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Guarantors, the Trustee and the Holders and of the terms upon which the Notes are, and are to be, authenticated and delivered.

         In the event of a liquidation, winding up or dissolution of the Issuer, or any other similar proceedings affecting the Issuer or its assets, the claims of Holders to payments under the Notes (i) is subordinated to, and subject in right of payment to, the prior payment in full of all Issuer Senior Creditors and (ii) will rank equally with the holders of the Issuer's existing or future unsecured, subordinated obligations that are expressed to rank equally with the Notes and any other parity securities of the Issuer then outstanding and (iii) will rank in priority to the Issuer's creditors that are within the Group and to all holders of the Issuer's share capital and to all the holders of the Issuer's existing or future securities or obligations that are expressed to rank junior as to payments to the Notes.

         The following are "ISSUER SENIOR CREDITORS" in respect of the Issuer under the Notes:

                  (i) all claims of the Issuer's unsubordinated creditors that are outside the Group admitted in the liquidation, winding-up or dissolution; and

                  (ii) all claims of the Issuer's creditors that are outside the Group in respect of liabilities that are, or are expressed to be, subordinated, whether only in the event of a winding-up or otherwise, to the claims of the Issuer's unsubordinated creditors but not further or otherwise except for claims that are expressed to rank equally with or junior to the Notes.

         All payments in respect of the Notes and the Subordinated Guarantee will be made without deduction or withholding for, or on account of, any Relevant Tax imposed, levied, collected, withheld or assessed by or on behalf of a Relevant Taxing Jurisdiction, unless such deduction or withholding is required by law.

         If at any time any Relevant Taxing Jurisdiction requires the Issuer to make any deduction or withholding described in the paragraph above, the Issuer will, subject to the exceptions set out below, pay or procure the payment of such additional amounts ("ADDITIONAL AMOUNTS") that are necessary in order that the net amounts paid to the Holders, after the deduction or withholding, shall equal the amounts which would have been payable to Holders if the deduction or withholding had not been required. However, no Additional Amounts are payable or due to a Holder (or to a third party (including any Guarantor) on such Holder's behalf) with respect to any Notes to the extent that such Additional Amounts would not have been payable but for the fact that:

                  (i) the Holder or the Beneficial Owner of the Notes being a domiciliary, national or resident of, or engaging in business or maintaining a permanent establishment or physically present in, a Relevant Taxing Jurisdiction or otherwise having some connection with the Relevant Taxing Jurisdiction other than the holding or beneficial ownership of Notes;

                  (ii) the relevant Note is presented (where presentation is required) for payment in the Relevant Taxing Jurisdiction;

                  (iii) the relevant Note is presented (where presentation is required) for payment more than 30 calendar days after the date payment became due or was provided for, whichever is later, except to the extent that the Holder would have been entitled to the Additional Amounts on presenting the Note for payment at the close of that 30 calendar day period;

                  (iv) the Holder or the Beneficial Owner of the Notes has failed, following a request by the Issuer, to provide information concerning the nationality, residency or identity of the Holder or the Beneficial Owner, as the case may be, or to make any declaration or other similar claim to satisfy any information requirement, which is required or imposed by a statute, regulation or administrative practice of a Relevant Taxing Jurisdiction as a precondition to exemption from all or part of the tax;

                  (v) the withholding or deduction is imposed on a payment to or for the benefit of an individual and is required to be made pursuant to any European Union Directive on the taxation of savings implementing the conclusions of the ECOFIN Council Meeting of November 26-27, 2000 or any law implementing or complying with, or introduced in order to conform to, such directive;

                  (vi) the relevant Note is presented (where presentation is required) for payment or on behalf of a holder who would have been able to avoid such withholding or deduction by presenting the relevant Note to another paying agent in a Member State of the European Union; or

                  (vii) any combination of the above items,

nor shall Additional Amounts described above be paid with respect to payments on the Notes to any Holder who is a fiduciary or partnership or settlor with respect to such fiduciary or a member of such partnership other than the sole Beneficial Owner of such payment to the extent such payment would be required by the laws of any taxing jurisdiction to be included in the income for tax purposes of a beneficiary or partner or settlor with respect to such fiduciary or a member of such partnership or a Beneficial Owner who would not have been entitled to such Additional Amounts, had it been the Holder.

         The Notes do not have the benefit of any sinking fund obligations.

         If an Event of Default shall occur and be continuing, there may be declared due and payable the Principal Amount of the Notes together with any other amounts due, in the manner and with the effect provided in the Indenture. Such principal amount shall bear interest at the Interest Rate. Upon payment of
(i) the Principal Amount so declared due and payable and any overdue installment of interest, (ii) an amount equal to accrued interest if any, for the then-current Interest Period accrued on a daily basis from the most recent Interest Payment Date on the principal amount, (iii) Arrears of Interest, if any (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Issuer's obligations in respect of the payment of the principal of and interest on the Notes shall terminate.

         The Notes will not be redeemable at the option of the Holders.

         On [-], 2007 (the "FIRST CALL DATE") and on any Interest Payment Date falling thereafter (a "SUBSEQUENT CALL DATE", and together with the First Call Date, the "CALL DATES"), the Issuer may, in accordance with Article 12, in its sole discretion (an "OPTIONAL Redemption") elect to redeem the Notes, in whole but not in part, at a redemption amount per Note equal to the Par Redemption Amount.

         Upon the occurrence of a Tax Event, the Issuer may elect to redeem the Notes, in whole but not in part, at any time, at the Par Redemption Amount.

         In the event that any portion of the payment of the Par Redemption Amount in respect of any Notes is improperly withheld or refused and not paid (either by the Issuer or by the Guarantors pursuant to the Subordinated Guarantee), payments on such Notes will continue to accrue in respect of such portion improperly withheld or refused and not paid, in accordance with and subject to the terms of the Indenture, from the relevant Call Date or Special Tax Optional Redemption Date, as applicable, to the date of actual payment of such Par Redemption Amount.

         Under no circumstances shall any redemption of Notes, whether at the option of the Issuer upon a Call Date or upon the occurrence of a Tax Event require the consent of any Holder.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Guarantors and the rights of the Holders under the Indenture at any time by the Issuer and the Guarantors and the Trustee with the consent of the Holders of a majority in aggregate Principal Amount of the Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of not less than a majority in aggregate principal amount of the Notes at the time Outstanding, on behalf of the Holders of all the Notes to waive compliance by the Issuer and the Guarantors with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Trustee in The City of New York and maintained for such purposes (against surrender of this Definitive Note, in the case of a payment of principal), duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         The Notes are issuable only in registered form without coupons in denominations of $25 and any integral multiples thereof.

         No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of this Note for registration of transfer, the Issuer, the Guarantors, the Trustee and any agent of the Issuer, the Guarantors or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Guarantors, the Trustee nor any such agent shall be affected by notice to the contrary.

         All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         The Indenture and this Note shall be governed by and construed in accordance with the laws of the State of New York except for subordination of the Subordinated Guarantee provisions which will be governed by Swiss law. As permitted by article 95 of the Luxembourg law of August 10, 1915 concerning commercial companies, as amended (the "Luxembourg Company Law"), articles 86 to 94-8 of the Luxembourg Company Law shall not apply.


         [Attach the following Schedule A in the case of a Global Note:]

                     SCHEDULE A   SCHEDULE OF PRINCIPAL AMOUNT

         The initial principal amount of this Note shall be $[-]. The following decreases/increases in the principal amount of this Note have been made:

                                                              TOTAL PRINCIPAL        NOTATION
      DATE OF            DECREASE IN        INCREASE IN           AMOUNT            MADE BY OR
     DECREASE/            PRINCIPAL          PRINCIPAL        FOLLOWING SUCH       ON BEHALF OF
      INCREASE             AMOUNT             AMOUNT         DECREASE/INCREASE        TRUSTEE
      --------             ------             ------         -----------------        -------

         Section 2.05. Form Of Trustee's Certificate Of Authentication. This is one of the Notes referred to in the within-mentioned Indenture.

                                       JPMorgan Chase Bank
                                       as Trustee
                                       By:
                                           -------------------------------------
                                            Authorized Officer

         Section 2.06. Subordinated Guarantee By Guarantors; Form Of Subordinated Guarantee. The Guarantors by their execution of this Indenture hereby agree with each Holder of a Note authenticated and delivered by the Trustee and with the Trustee on behalf of such Holder, to be irrevocably unconditionally bound by the terms and provisions of the Subordinated Guarantee set forth below and authorizes the Issuer, in the name and on behalf of the Guarantors, to confirm such Subordinated Guarantee to the Holder of each such Note by the Issuer's execution and delivery of each such Note. When delivered pursuant to the provisions of Section 3.03 hereof, the Subordinated Guarantee so set forth on the Note shall bind the Guarantors notwithstanding the fact that the Subordinated Guarantee does not bear the signature of the Guarantors.

         The Subordinated Guarantee to be endorsed on the Notes shall, subject to Section 2.01, be in substantially the form set forth below:

                             SUBORDINATED GUARANTEE

         For value received, Converium AG and Converium Holding AG, corporations incorporated under Swiss law, having their registered offices at General Guisan Quai 26, 8002 Zurich, Switzerland, and Baarestrasse 8, 6300 Zug, Switzerland, respectively (herein called the "GUARANTORS", which term includes any successor Person under the Indenture referred to in the Note upon which this Subordinated Guarantee is endorsed), jointly and severally, irrevocably and unconditionally agree, subject to the limitations set forth in this Subordinated Guarantee, to pay in full on a subordinated basis to the Holders of Notes from time to time, whether such rights under this Subordinated Guarantee are asserted by the Trustee or directly by any such Holder (without duplication of amounts theretofore paid by the Issuer or a Guarantor (including without duplication of amounts theretofore paid under the Subordinated Guarantee)), if, as and when due, regardless of any defense, right of setoff or counterclaim that the Guarantors may have or assert (other than the defense of payment having been made):

                  (i) any due and payable Interest Payments (including Arrears of Interest) required to be paid on the Notes in accordance with their terms;

                  (ii) the Redemption Price required to be paid for each Note called for redemption, plus an amount equal to accrued interest, if any, for the then-current Interest Period accrued on a daily basis to the Redemption Date, Arrears of Interest, if any, interest on Arrears of Interest, if any, and all other amounts outstanding thereon; and

                  (iii) upon maturity of the Notes, or a dissolution, winding up or liquidation or bankruptcy or similar proceeding of the Issuer, the aggregate Principal Amount of the Notes, plus any accrued interest at the stated rate for the then-current Interest Period, through the date of payment, Arrears or Interest, if any, interest on Arrears of Interest, if any, and all other amounts outstanding thereon (collectively, the "GUARANTEE PAYMENTS").

         All Guarantee Payments shall include interest accrued on such Guarantee Payments, at a rate per annum equal to the stated Interest Rate of the Notes, since the date of the claim asserted under this Subordinated Guarantee relating to such Guarantee Payments through the date of payment of or the date full payment is offered on such claim.

         The Guarantors' obligations to make any of the Guarantee Payments may be satisfied by direct payment of the required amounts by the Guarantors to the Holders or by causing the Issuer to pay such amounts to the Holders. In addition, the Guarantors' obligations to make the payments described above will exist regardless of any defense, right of set-off or counter claim that the Issuer may have or assert (other than payment). Any Optional Interest Deferral Payment shall not give rise to an obligation of any Guarantor to pay the amount deferred before Arrears of Interest become due and payable.

         The Subordinated Guarantees will rank equally and ratably without any preference with each other. In the event of a liquidation, winding up or dissolution or bankruptcy or similar proceeding of either of the Guarantors, or any other similar proceedings affecting either of the Guarantors or their assets, the claims of Holders to payments under the Subordinated Guarantee is subordinated to, and subject in right of payment to, the prior payment in full of all Senior Creditors of such Guarantor and will rank equally with the holders of such Guarantor's existing or future unsecured, subordinated obligations that are expressed to rank equally with the Subordinated Guarantee and any other parity securities of such Guarantor then outstanding and in priority to such Guarantor's creditors that are within the Group and to all holders of such Guarantor's share capital and to all holders of the Guarantors' existing or future securities or obligations that are expressed to rank junior as to payments to the Subordinated Guarantee.

         The following are "SENIOR CREDITORS" in respect of the Subordinated
Guarantee:

                  (i) all claims of the Guarantors' unsubordinated creditors that are outside the Group admitted in the liquidation, winding-up or dissolution or bankruptcy or similar proceeding;

                  (ii) all claims of the Guarantors' creditors that are outside the Group in respect of liabilities that are, or are expressed to be, subordinated, whether only in the event of a winding-up or otherwise, to the claims of the Guarantors' unsubordinated creditors but not further or otherwise except for those whose claims rank equally with or junior to the Subordinated Guarantee; and

                  (iii) all claims in respect of policies of insurance or reinsurance issued by Converium AG.

         By accepting the Subordinated Guarantee each Holder and the Trustee will be deemed to have waived any right of set-off, counterclaim or combination of accounts with respect to the Subordinated Guarantee (or between the obligations of the Guarantors under or in respect of the Subordinated Guarantee and any liability owed by a Holder or the Trustee to the Guarantors) that such Holder might otherwise have against the Guarantors.

         The obligations, covenants, agreements and duties of the Guarantors under this Subordinated Guarantee shall in no way be affected or impaired by reason of the happening from time to time of any of the following:

         (a) the release or waiver, by operation of law or otherwise, of the performance or observance by the Issuer of any express or implied agreement, covenant, term or condition relating to the Notes to be performed or observed by the Issuer;

         (b) the extension of time for the payment by the Issuer of all or any portion of the Interest Payments, Redemption Price, principal or any other sums payable under the terms of the Notes or the extension of time for the performance of any other obligation under, arising out of, or in connection with, the Notes; provided that nothing in this Subordinated Guarantee shall affect or impair any valid extension;

         (c) any failure, omission, delay or lack of diligence on the part of the Holders to enforce, assert or exercise any right, privilege, power or remedy conferred on the Holders pursuant to the terms of the Notes, or any action on the part of the Issuer granting indulgence or extension of any kind;

         (d) the voluntary or involuntary liquidation, dissolution, sale of any collateral, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of debt of, or other similar proceedings affecting, the Issuer or any of the assets of the Issuer;

         (e) any invalidity of, or defect or deficiency in, the Notes;

         (f) the settlement or compromise of any obligation guaranteed hereby or hereby incurred; or

         (g) any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a guarantor, it being the intent that the obligations of each of the Guarantors hereunder shall be absolute and unconditional under any and all circumstances.

         There shall be no obligation of the Holders or the Trustee to give notice to, or obtain consent of, the Guarantors with respect to the happening of any of the foregoing.

         The Guarantors waive any right or remedy to require that any action be brought first against the Issuer or any other Person or entity before proceeding directly against the Guarantors.

         The Guarantors acknowledge that their joint and several obligations hereunder are independent of the obligations of the Issuer with respect to the

Notes, and that the Guarantors shall each be liable as principal and as debtor hereunder to make Guarantee Payments pursuant to the terms of this Subordinated Guarantee notwithstanding the occurrence of any event referred to in paragraphs
(a) through (g) above.

         Upon making any payment pursuant this Subordinated Guarantee, the Guarantors shall be subrogated to the rights of the payee against the Issuer with respect to such payment; provided, however, that the Guarantors shall not claim or enforce any payment by way of subrogation if and as long as any amounts under or in connection with the Notes are outstanding.

         All payments in respect of the Notes and the Subordinated Guarantee will be made without deduction or withholding for, or on account of, any Relevant Tax imposed, levied, collected, withheld or assessed by or on behalf of a Relevant Taxing Jurisdiction, unless such deduction or withholding is required by law.

         If at any time a Relevant Taxing Jurisdiction requires a Guarantor to make any deduction or withholding described in the paragraph above, the Guarantor will, subject to the exceptions set out below, pay or procure the payment of such additional amounts ("ADDITIONAL AMOUNTS") that are necessary in order that the net amounts paid to the Holders, after the deduction or withholding, shall equal the amounts which would have been payable to Holders if the deduction or withholding had not been required. However, no Additional Amounts are payable or due to a Holder (or to a third party on such Holder's behalf) with respect to any Notes to the extent that such Additional Amounts would not have been payable but for the fact that:

                  (i) the Holder or the Beneficial Owner of the Notes being a domiciliary, national or resident of, or engaging in business or maintaining a permanent establishment or physically present in, a Relevant Taxing Jurisdiction or otherwise having some connection with the Relevant Taxing Jurisdiction other than the Holding or beneficial ownership of Notes;

                  (ii) the relevant Note is presented (where presentation is required) for payment in the Relevant Taxing Jurisdiction;

                  (iii) the relevant Note is presented (where presentation is required) for payment more than 30 days after the date payment became due or was provided for, whichever is later, except to the extent that the Holder would have been entitled to the Additional Amounts on presenting the Note for payment at the close of that 30 day period;

                  (iv) the Holder or the Beneficial Owner of the Notes has failed, following a request by the Issuer, to provide information concerning the nationality, residency or identity of the Holder or the Beneficial Owner, as the case may be, or to make any declaration or other similar claim to satisfy any information requirement, which is required or imposed by a statute, regulation or administrative practice of a Relevant Taxing Jurisdiction as a precondition to exemption from all or part of the tax;

                  (v) the withholding or deduction is imposed on a payment to or for the benefit of an individual and is required to be made pursuant to any European Union Directive on the taxation of savings implementing the conclusions of the ECOFIN Council Meeting of November 26-27, 2000 or any law implementing or complying with, or introduced in order to conform to, such directive;

                  (vi) the relevant Note is presented (where presentation is required) for payment or on behalf of a Holder who would have been able to avoid such withholding or deduction by presenting the relevant Note to another paying agent in a Member State of the European Union; or

                  (vii) any combination of the above items.

nor shall Additional Amounts described above be paid with respect to payments on the Notes to any Holder who is a fiduciary or partnership or settlor with respect to such fiduciary or a member of such partnership other than the sole Beneficial Owner of such payment to the extent such payment would be required by the laws of any taxing jurisdiction to be included in the income for tax purposes of a beneficiary or partner or settlor with respect to such fiduciary or a member of such partnership or a Beneficial Owner who would not have been entitled to such Additional Amounts, had it been the Holder.

         This Subordinated Guarantee shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns, including, without limitation, the Holders and the Trustee.

         No reference herein to the Indenture and no provision of this Subordinated Guarantee or of the Indenture shall alter or impair the Subordinated Guarantee of the Guarantors, which is absolute and unconditional, independent from the due and punctual payment of the principal of and interest on the Note upon which this Subordinated Guarantee is endorsed.

         This Subordinated Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication of such Note shall have been manually executed by or on behalf of the Trustee under such Indenture.

         All terms used in this Subordinated Guarantee which are defined in such Indenture shall have the meanings assigned to them in such Indenture.

         The Subordinated Guarantee shall be governed by and construed in accordance with the laws of the State of New York, except for the subordination provisions which shall be governed by the laws of Switzerland. Any claim or proceeding brought to enforce the Guarantors' obligations herein shall be brought exclusively before a court in Switzerland or any federal or state court in the Borough of Manhattan, The City of New York.

         Executed and dated the date on the face hereof.

Converium AG                           Converium Holding AG
By:                                    By:
    -----------------------------           ------------------------------------
    Name:                                   Name:
    Title:                                  Title:

                                   ARTICLE 3
                      THE NOTES AND SUBORDINATED GUARANTEE

         Section 3.01. Title And Terms. The aggregate Principal Amount of Notes which may be authenticated and delivered under this Indenture is unlimited.

         The Notes shall be known and designated as "NOTES" of the Issuer. The Stated Maturity of the Notes shall be [-], 2032. Interest on the Notes will accrue on the principal amount in accordance with the form of face of the Global Note contained in Section 2.02 or the form of face of the Definitive Note contained in Section 2.03.

         The principal of and interest on the Notes shall be payable at the office or agency of the Trustee in New York maintained for such purposes (and, to the extent applicable, against surrender of any Definitive Note, in the case of a payment of principal on such Definitive Note), maintained for such purpose and at any other office or agency maintained by the Issuer for such purpose; provided, however, that at the option of the Issuer payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

         The Notes shall be redeemable in accordance with the form of reverse of the Note as set forth in Section 2.04 and as provided in Article 12.

         The Issuer may from time to time, without the consent of the Holders, create and issue further notes under this Indenture having the same terms and conditions as the Notes in all respects, so that such further issue shall be consolidated and form a single series with the Outstanding Notes or upon such terms as the Issuer may determine at the time of their issue.

         Section 3.02. Denominations. The Notes shall be issuable only in fully registered form without coupons and only in denominations of $25 and any multiples thereof.

         Section 3.03. Execution, Authentication, Delivery And Dating. The
Notes shall be executed on behalf of the Issuer and the Guarantors by their Officers who are authorized to act on behalf of the Issuer or the Guarantors (as applicable). The signature of any of these Officers on the Notes may be manual or facsimile.

         Notes or Subordinated Guarantees bearing the manual or facsimile signatures of individuals who were at any time the proper Officers of the Issuer or the Guarantors, as the case may be, shall bind the Issuer or the Guarantors, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or Subordinated Guarantee (as the case may be), or did not hold such offices at the date of such Notes or Subordinated Guarantee (as the case may be).

         At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Notes executed by the Issuer having endorsed thereon Subordinated Guarantees of the Guarantors, to the Trustee for authentication, together with an Order for the authentication and delivery of such Notes; and the Trustee in accordance with such Order shall manually authenticate and deliver such Notes having such Subordinated Guarantees endorsed thereon as provided in this Indenture.

         In authenticating such Notes, and accepting the additional responsibilities under this Indenture in relation to such Notes, the Trustee shall be entitled to receive or rely on, and shall be fully protected in relying upon:

                  (i) a copy of the resolution or resolutions of the Board of Directors of the Issuer or the Guarantors in or pursuant to which the terms and form of the Notes were established, certified by the secretary or an assistant secretary of the Issuer or the Guarantors (as the case may be) to have been duly adopted by its Board of Directors and to be in full force and effect as of the date of such certificate, and if the terms and form of such Notes are established by an Officer's Certificate pursuant to general authorization of such Board of Directors, such Officer's Certificate;

                  (ii) an executed supplemental indenture, if any; and

                  (iii) an Opinion of Counsel of the Issuer or Guarantors stating such Notes when authenticated and delivered by the Trustee and issued by

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
         the Issuer in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Issuer or Guarantors, enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles.

         Each Note shall be dated the date of its authentication.

         No Note and no Subordinated Guarantee endorsed thereon or attached thereto shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

         Section 3.04. Temporary Securities. Pending the preparation of Definitive Notes, the Issuer may execute, and upon an Order by the Issuer, the Trustee shall authenticate and deliver, temporary Notes which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the Definitive Notes in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

         If temporary Notes are issued, the Issuer will cause Definitive Notes to be prepared without unreasonable delay. After the preparation of Definitive Notes, the temporary Notes shall be exchangeable for Definitive Notes upon surrender of the temporary Notes at any office or agency of the Issuer designated pursuant to Section 10.02, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes the Issuer shall execute and the Trustee shall authenticate and deliver in exchange therefore a like principal amount of Definitive Notes. Until so exchanged the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as Definitive Notes.

         Section 3.05. Transfer And Exchange. So long as a Depositary holds the Global Note, such Global Note will not be exchangeable for Definitive Notes unless:

                  (i) such Depositary notifies the Trustee that it is unwilling or unable to continue to act as depositary for the Notes or ceases to be a clearing agency registered under the Exchange Act and a successor depositary is not appointed within 120 days,

                  (ii) such Depositary is closed for business for a continuous period of 14 days (other than by reason of legal holidays) or announces an intention permanently to cease business,

                  (iii) the non-payment when due of amounts payable on the Notes (whether, in each case, on account of interest, redemption amounts, principal amounts or otherwise) shall have occurred and be continuing for 30 days, or

                  (iv) at any time the Issuer determines in its sole discretion that the Global Note should be exchanged for one or more Definitive Notes in registered form.

         Whenever a part of a Global Note is exchanged for one or more Definitive Notes such Global Note shall be surrendered by the Holder thereof to the Trustee who shall cause an adjustment to be made to Schedule A of such Global Note such that the principal amount of such Global Note will be reduced by the portion of such Global Note so exchanged for Definitive Notes. All Definitive Notes issued in exchange for a Global Note or any portion thereof shall be registered in such names as a Depositary shall instruct the Trustee (which instruction in turn shall reflect the instruction of the Holder). Every Note authenticated and delivered in exchange for or in lieu of, a Global Note or any portion thereof, pursuant to Section 3.04 or 9.06 shall be authenticated and delivered in the form of, and shall be, a Definitive Note. A Global Note may not be exchanged for another Note other than as provided in this paragraph.

         The Issuer shall cause to be kept at the Corporate Trust Office or the principal corporate office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section
10.02 being herein sometimes collectively referred to as the "SECURITY REGISTER") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Notes and of transfers of Notes. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Notes and transfers of Notes as herein provided.

         Upon surrender for registration of transfer of any Notes at an office or agency of the Issuer designated pursuant to Section 10.02 for such purpose, the Issuer shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of a like aggregate principal amount and tenor, each such Note bearing such legends reflecting restrictions as may be required by this Indenture.

         At the option of the Holder, Notes may be exchanged for other Notes of any authorized denominations and of a like aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any

Notes are so surrendered for exchange, the Issuer shall execute, and the Trustee shall authenticate and deliver, the Notes which the Holder making the exchange is entitled to receive.

         All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt (subject to the provisions in the Notes regarding the payment of Special Interest), and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange. To the extent permitted by law, the Guarantors, the Issuer, the Trustee and any Paying Agent shall be entitled to treat the Person in whose name any Note is registered as its absolute owner.

         The transfer of Notes may be registered upon the surrender of the Notes evidencing such securities, together with the form of transfer endorsed thereon duly completed and executed, at the specified office of the Security Registrar and transfer agent and/or at the offices of the paying and transfer agent in New York. In the case of a transfer of part only of a Note, a new Note in respect of the balance of Notes not transferred will be sent to the transferor within three Business Days of receipt of such form of transfer, by uninsured post at the risk of the Holder to the address specified in such form of transfer. Each new Note to be issued to the transferee upon a transfer of a Note will, within three Business Days of receipt of such form of transfer, be sent by uninsured post at the risk of the Holder entitled to the Note to such address as may be specified in such form of transfer.

         The Holder of the Global Note may increase the principal amount of the Global Note held by it by surrendering any Definitive Note registered in its name to the Security Registrar for cancellation. Upon surrender of such Definitive Note, the Security Registrar shall forward such Definitive Note to the Trustee for cancellation and the Trustee shall make a notation on Schedule A of the Global Note to increase the principal amount of such Global Note by an amount equal to the principal amount of the Definitive Note surrendered for cancellation.

         No service charge shall be made for any registration of transfer or exchange of Notes, but the Issuer or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange, other than exchanges pursuant to Section 3.04, Section 3.06 or 9.06 not involving any transfer.

         The Issuer shall not be required (i) to issue, register the transfer of or exchange any Notes during a period beginning at the opening of business 15 days before the day of the mailing of which a notice of redemption of any Notes selected for redemption and ending at the close of business on such due date, or
(ii) to register the transfer of or exchange any Note so selected for redemption except the unredeemed portion of any such Note being redeemed in part.

         Section 3.06 . Mutilated, Destroyed, Lost And Stolen Securities. If any mutilated Note is surrendered to the Trustee, the Issuer shall execute and the Trustee shall authenticate and deliver in exchange therefore a new Note of like tenor and principal amount and bearing a number not contemporaneously outstanding.

         If there shall be delivered to the Issuer, the Guarantors and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Note and (ii) such security or indemnity as may be required by them to save each of them and any agent of any of them harmless, then, in the absence of notice to the Issuer, the Guarantors or the Trustee that such Note has been acquired by a protected purchaser, the Issuer shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Note, a new Note of like tenor and principal amount and bearing a number not contemporaneously outstanding.

         In case any such mutilated, destroyed, lost or stolen Note has become or is about to become due and payable, the Issuer in its discretion may, instead of issuing a new Note, pay such Note.

         Upon the issuance of any new Note under this Section, the Issuer or the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

         Every new Note issued pursuant to this Section in lieu of any destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder. Any Note which is replaced due to destruction, loss or theft shall cease to constitute a binding obligation of the Issuer and shall not be entitled to the benefits of this Indenture unless acquired by a protected purchaser.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

         Section 3.07 . Payment of Interest, Interest Rights Preserved. Holders of Notes shall be entitled to receive cash distributions of interest (including any Arrears of Interest and any Additional Amounts) on any Notes which is payable, and is punctually paid or duly provided for, on any Interest Payment Date (taking into account the provisions of Article 11).

         Any interest (including any Arrears of Interest and any Additional Amounts) on any Note which is payable, but is not punctually paid or duly provided for (herein called "DEFAULTED INTEREST") shall forthwith cease to be payable to the Holder on the relevant Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Issuer, at its election in each case, as provided in clause (a) or (b) below:

         (a) The Issuer may elect to make payment of any Defaulted Interest to the Person in whose name that Note (or one or more Successor Note) is registered at the close of business on a "SPECIAL RECORD DATE" for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Issuer shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Note and the date of the proposed payment, and at the same time the Issuer shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as provided in this clause. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Issuer of such Special Record Date and, in the name and at the expense of the Issuer, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, at the address provided to the Trustee by the Holder thereof as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Person in whose name that Note (or one or more Successor Note) is registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (b).

         (b) The Issuer may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Issuer to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

         Subject to the foregoing provisions of this Section, each Note delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Note shall carry the rights to interest (including any Arrears of Interest and any Additional Amounts) accrued and unpaid, and to accrue, which were carried by the Predecessor Note.

         Section 3.08. Persons Deemed Owners. Prior to due presentment of a
Note for registration of transfer, the Issuer, the Guarantors, the Trustee and any agent of the Issuer, the Guarantors or the Trustee may treat, to the extent permitted by applicable law, the Person in whose name such Note is registered as the owner of such Note for the purpose of receiving payment of principal of and (subject to Section 3.07) interest on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and neither the Issuer, the Guarantors, the Trustee nor any agent of the Issuer, the Guarantors or the Trustee shall be affected by notice to the contrary.

         Section 3.09. Cancellation. All Notes surrendered for payment, redemption, registration of transfer or exchange pursuant to Section 3.06 shall be delivered to the Trustee and shall be promptly canceled by it. The Issuer or the Guarantors may at any time deliver to the Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer or the Guarantors may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly canceled by the Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section, except as expressly permitted by this Indenture. The Trustee shall destroy all canceled Notes held by the Trustee in accordance with its normal procedures and, upon receipt of a written request, shall provide a certificate of such destruction to the Issuer and the Guarantors.

         Section 3.10. Computation of Interest. Interest payable on the Notes will be calculated in accordance with the form of face of the Global Note contained in Section 2.02 or the form of face of the Definitive Note contained in Section 2.03.

         Section 3.11. Cusip/Common Code/ISIN Numbers. The Issuer in issuing the Notes may use "CUSIP", "common code" and/or "ISIN" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP", "common code" and/or "ISIN" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Notes or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Notes, and any such redemption shall not be affected by any defect in or omission of such numbers. The Issuer will promptly notify the Trustee of any change in the "CUSIP", "common code" or "ISIN" numbers.

                                   ARTICLE 4
                           SATISFACTION AND DISCHARGE

         Section 4.01. Satisfaction And Discharge Of Indenture. This Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Notes herein expressly provided for, rights of any Authenticating Agent under 6.14, and obligations of the Issuer under Section
6.14 and the last paragraph of Section 10.03), and the Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when:

         (a)      either:

                  (i) all Notes thereto for authenticated and delivered (other than (A) Notes which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.06 and (B) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer or the Guarantors and thereafter repaid to the Issuer or the Guarantors or discharged from such trust, as provided in Section 10.03) have been delivered to the Trustee for cancellation; or

                  (ii) all such Notes not theretofor delivered to the Trustee for cancellation

                           (A) have become due and payable, or

                           (B) will become due and payable at their Stated
                  Maturity within one year, or

                           (C) are to be called for redemption within one year
                  under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Issuer;

and the Issuer or the Guarantors, in the case of (A), (B), or (C) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Trustee for cancellation, for principal and interest to the date of such deposit (in the case of Notes which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

         (b) the Issuer or the Guarantors have paid or caused to be paid all other sums payable hereunder by the Issuer including, without limitation, all amounts due to the Trustee under Section 6.07 hereof; and

         (c) the Issuer has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

         Section 4.02. Application Of Trust Money. Subject to the provisions of the last paragraph of Section 10.03, all money deposited with the Trustee pursuant to Section 4.01 shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment either directly or through any Paying Agent as the Trustee may determine, to the Persons entitled thereto, of the principal and interest for whose payment such money has been deposited with the Trustee.

                                    ARTICLE 5
                                    REMEDIES

         Section 5.01. Events Of Default. "EVENT OF DEFAULT", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

         (a) Non-payment of Interest. The Guarantors and the Issuer fail to pay, subject to Optional Deferral Interest Payments as described in Article 11 and above in the form of the face of the Global Note contained in Section 2.02 or the face of the Definitive Note in Section 2.03, any amount of interest (including Additional Amounts, if any), on the Notes when due and such failure continues for a period of 10 days; or

         (b) Non-payment of Principal. The Guarantors and the Issuer fail to pay the principal of, or any Redemption Price on, any Note on its due date; or

         (c) Breach of Covenant. The Guarantors or the Issuer remain in breach of any covenant made in Article 10 hereof or the Subordinated Guarantee for 60 days after the relevant party receives a notice of default stating that such a breach has occurred, which notice must be sent by either the Trustee to the Issuer and the Guarantors or the Holders of not less than 25% in aggregate principal amount of the principal amount of the Outstanding Notes to the Issuer, the Guarantors and the Trustee; or

         (d) Winding up. An order by a competent court is made, any action is taken, or an effective resolution is passed for the winding up, bankruptcy, insolvency, reorganization, moratorium on payments imposed, dissolution or liquidation of either of the Guarantors or the Issuer; or

         (e) Subordinated Guarantee. The Subordinated Guarantee is not in full force and effect except as permitted by Article 8.

         Section 5.02. Acceleration Of Maturity, Rescission And Annulment. If an Event of Default (other than an Event of Default specified in Section 5.01(d)) has occurred and has not been cured or waived, the Trustee or the Holders of 25% or more in aggregate principal amount of the Outstanding Notes may declare the entire principal amount of all Notes to be due and payable immediately, by a notice in writing to the Issuer and the Guarantors (and to the Trustee if given by Holders), and upon any such declaration all amounts due under the Notes shall become immediately due and payable. If an Event of Default specified in Section 5.01(d) occurs, the entire principal amount of the Notes then Outstanding shall ipso facto become immediately due and payable without any declaration or other Act on the part of the Trustee or any Holder.

         At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in aggregate principal amount of such Outstanding Notes, by written notice to the Issuer and the Trustee, may rescind and annul such declaration and its consequences if:

         (a) the Issuer or either of the Guarantors has paid or deposited with the Trustee a sum sufficient to pay:

                  (i) all overdue interest on such Outstanding Notes,

                  (ii) the unpaid principal of any such Notes which have become due otherwise than by such declaration of acceleration,

                  (iii) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate provided by such Notes,

                  (iv) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

         (b) all Events of Default, other than the non-payment of the principal of such Notes which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13.

         No such rescission shall affect any subsequent default or impair any right consequent thereon.

         Section 5.03. Collection Of Indebtedness And Suits For Enforcement By Trustee. The Issuer and the Guarantors covenants that if:

      (a) default is made in the payment of any interest on any Note when such interest becomes due and payable and such default continues for a period of 10 days, or

      (b) default is made in the payment of the principal of any Note at the Stated Maturity thereof,

the Issuer will, upon demand of the Trustee, pay to the Trustee, for the benefit of the Holders of such Notes, the whole amount if then due and payable on such Notes for principal and interest and any other amounts due thereon, if any, and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and on any overdue interest, at the rate provided by such Notes, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due to the Trustee under Section 6.07.

      If the Issuer fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Issuer or any other obligor upon such Notes and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Issuer or any other obligor upon the Notes, wherever situated.

      If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

      Section 5.04. Trustee May File Proofs Of Claim. In case of any judicial proceeding relative to the Issuer, the Guarantors (or any other obligor upon the Notes), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due to the Trustee under Section 6.07.

      No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

      Section 5.05. Trustee May Enforce Claims Without Possession Of Notes. All rights of action and claims under this Indenture or the Notes may be prosecuted and enforced by the Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders in respect of which such judgment has been recovered.

      Section 5.06. Application Of Money Collected. Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or interest, upon presentation of the Notes and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

      (a) FIRST: To the payment of all amounts due the Trustee under Section
6.07.

      (b) SECOND: To the payment of the amounts then due and unpaid for principal of and interest and any other amounts due on such Notes in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Note for principal and interest and any other amounts due, respectively.

      (c) THIRD: The balance, if any, to the Issuer or to such party as a court of competent jurisdiction shall direct in writing.

      Section 5.07. Limitation On Suits. No Holder of any Note shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

      (a) such Holder has previously given written notice to the Trustee that an Event of Default has occurred, and the Event of Default has not been cured or waived;

      (b) the Holders of not less than 25% in aggregate principal amount of the Outstanding Notes shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

      (c) such Holder or Holders have offered to the Trustee indemnity reasonably satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request;

      (d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

      (e) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in aggregate principal amount of the Outstanding Notes;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

      Section 5.08. Unconditional Right Of Holders To Receive Principal And Interest. Notwithstanding any other provision in this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and (subject to Section 3.07) interest on, or any other amounts payable under, such Note on the Stated Maturity expressed in such Note (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

      Section 5.09. Restoration Of Rights And Remedies. If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Issuer, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

      Section 5.10. Rights And Remedies Cumulative. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Note in the last paragraph of Section 3.06, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

      Section 5.11. Delay Or Omission Not Waiver. No delay or omission of the Trustee or of any Holder of any Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

      Section 5.12. Control By Holders. The Holders of a majority in aggregate principal amount of the Notes shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee; provided that:

      (a) such direction shall not be in conflict with any rule of law or with this Indenture, and

      (b) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

      Section 5.13. Waiver Of Past Defaults. Subject to Section 5.02, the Holders of not less than a majority in principal amount of the Outstanding Notes may on behalf of the Holders of Notes waive any past default hereunder and its consequences, except a default:

            (i) in the payment of the principal of or interest or any other amounts due on any such Note, or

            (ii) in respect of a covenant or provision hereof which under
      Article 9 cannot be modified or amended without the consent of the Holder of each Outstanding Note affected.

      Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

      Section 5.14. Undertaking For Costs. In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs (including reasonable attorneys' fees and expenses) against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided, that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Issuer or the Guarantors, the Trustee, any Holder or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Notes, or any Holder for the enforcement of the payment of the principal of or interest or any other amounts due on any Note on or after the Stated Maturity expressed in such Note (or in the case of redemption, on or after the Redemption Date.

      Section 5.15. Waiver Of Stay Or Extension Laws. Each of the Issuer and the Guarantors covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and each of the Issuer and the Guarantors (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE 6
                                  THE TRUSTEE

      Section 6.01. Certain Duties And Responsibilities. (a) Except during the continuance of an Event of Default,

            (i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

            (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).

      (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

      (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

            (i) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

            (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

            (iii) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Notes, determined as provided in Sections 1.01, 1.05 and 5.12, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Notes; and

      (d) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of funds or adequate indemnity reasonably satisfactory to the Trustee against such risk or liability is not reasonably assured to it.

      (e) whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

      Section 6.02. Notice Of Defaults. Within 30 days after a Responsible Officer in the Corporate Trust Office of the Trustee has been notified in accordance with Section 1.05 hereof of the occurrence of any default hereunder, the Trustee shall transmit by mail to each Holder affected by such event, at his address as it appears in the Security Register, notice of such default hereunder unless such default shall have been cured or waived; provided that (subject to the Trust Indenture Act) the Trustee shall be protected in withholding such notice if it determines in good faith that the withholding of such notice is in the interest of such Holders. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

      Section 6.03. Certain Rights Of Trustee. Subject to the provisions of
Section 6.01:

      (a) the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document (whether in its original or facsimile form) believed by it to be genuine and to have been signed or presented by the proper party or parties, whether such document is in original or facsimile form;

      (b) any request or direction of the Issuer or the Guarantors mentioned herein shall be sufficiently evidenced by a Request or Order and any resolution of the Board of Directors of the Issuer or the Guarantors may be sufficiently evidenced by a Board Resolution; (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate;

      (d) the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

      (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture or the Subordinated Guarantee at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

      (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit at the sole cost of the Issuer and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation except for liability resulting from the Trustee's willful misconduct, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuer or either Guarantor, personally or by agent or attorney;

      (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

      (h) the Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

      (i) the Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Notes and this Indenture;

      (j) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and to each agent, custodian and other Person employed to act hereunder;

      (k) the Trustee may request an Officers' Certificate or an Opinion of Counsel, which shall conform to Section 1.02, before the Trustee acts or refrains from acting. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such certificate or opinion; and

      (l) the permissive rights of the Trustee enumerated herein shall not be construed as duties.

      Section 6.04. Not Responsible For Recitals Or Issuance Of Notes. The recitals contained herein and in the Notes, except the Trustee's certificates of authentication, shall be taken as the statements of the Issuer, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture, the Subordinated Guarantee or of the Notes. The Trustee shall not be accountable for the use or application by the Issuer of Notes or the proceeds thereof.

      Section 6.05. May Hold Notes. The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Issuer or the Guarantors, in its individual or any other capacity, may become the owner or pledgee of Notes and subject to Section 6.09 and Section 6.14, may otherwise deal with the Issuer or the Guarantors with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

      Section 6.06. Money Held In Trust. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Issuer or the Guarantors (as the case may be).

      Section 6.07. Compensation And Reimbursement. Each of the Issuer and the Guarantors jointly and severally agrees:

      (a) to pay to the Trustee from time to time such compensation for all services rendered by it hereunder as the parties shall agree from time to time in writing, (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

      (b) to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

      (c) to indemnify the Trustee for, and to hold it harmless against, any loss, liability, claim, damage or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

      To secure the Issuer and Guarantors' payment obligations in this Section 6.07, the Trustee shall have a lien prior to the Notes on all money and property held or collected by the Trustee, in its capacity as Trustee, except money or property held in trust to pay principal of, premium, if any, and interest on particular Notes.

      If the Trustee incurs expenses or renders services after the occurrence of an Event of Default specified in clause (d) of Section 5.01, the expenses and the compensation for the services will be intended to constitute expenses of administration under Title 11 of the United States Bankruptcy Code or any applicable federal or state law for the relief of debtors.

      The provisions of this Section 6.07 shall survive the resignation or removal of the Trustee and the termination of this Indenture.

      Section 6.08. Disqualification; Conflicting Interests. If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

      Section 6.09. Corporate Trustee Required; Eligibility. There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000 and its Corporate Trust Office in the Borough of Manhattan, The City of New York. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

      Section 6.10. Resignation And Removal; Appointment Of Successor. (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 6.11.

      (b) The Trustee may resign at any time by giving written notice thereof to the Issuer. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition at the expense of the Issuer any court of competent jurisdiction for the appointment of a successor Trustee.

      (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Notes, delivered to the Trustee and to the Issuer and the Guarantors. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the removed Trustee may petition at the expense of the Issuer any court of competent jurisdiction for the appointment of a successor Trustee.

      (d) If at any time:

            (i) the Trustee shall fail to comply with Section 6.09 after written request therefor by the Issuer or either of the Guarantors or by any Holder who has been a bona fide Holder of a Note for at least six months, or

            (ii) the Trustee shall cease to be eligible under Section 6.09 and shall fail to resign after written request therefore by the Issuer or the Guarantors or by any such Holder, or

            (iii) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (A) the Issuer by a Board Resolution may remove the Trustee, or (B) subject to
      Section 5.14, any Holder who has been a bona fide Holder of a Note for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of removal, the retiring Trustee may petition at the expense of the Issuer any court of competent jurisdiction for the appointment of a successor Trustee.

      (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Issuer, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Notes delivered to the Issuer and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Issuer. If no successor Trustee shall have been so appointed by the Issuer or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Note for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.


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
      (f) The Issuer shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders in the manner provided in Section 1.06. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

      Section 6.11. Acceptance Of Appointment By Successor. Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to each of the Issuer, the Guarantors and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Issuer, the Guarantors or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Issuer and the Guarantors shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

      No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

      Section 6.12. Merger, Conversion, Consolidation Or Succession To Business. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Notes shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Trustee had itself authenticated such Notes. In case any of the Notes shall not have been authenticated by such predecessor Trustee, any successor Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor Trustee. In all such cases such certificates shall have the full force and effect which this Indenture provides for the certificate of authentication of the Trustee; provided however that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Notes in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

      Section 6.13. Preferential Collection Of Claims Against The Company Or The Guarantor. If and when the Trustee shall be or become a creditor of the Issuer or either of the Guarantors (or any other obligor upon the Notes), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Issuer or either of the Guarantor (or any such other obligor).

      Section 6.14. Appointment Of Authenticating Agent. The Trustee may appoint an Authenticating Agent or Agents which shall be authorized to act on behalf of the Trustee to authenticate Notes issued upon original issue and upon exchange, registration of transfer or pursuant to Section 3.06, and Notes so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Notes by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Issuer and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

      Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

      An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Issuer. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Issuer. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Issuer and shall mail written notice of such appointment by first-class mail, postage prepaid, to the Issuer. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

      The Issuer and the Guarantors jointly and severally agree to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

      If an appointment is made pursuant to this Section, the Notes may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

This is one of the Notes described in the within-mentioned Indenture.

                                            JPMORGAN CHASE BANK, as
                                            Trustee

                                            By: ________________________________
                                                As Authenticating Agent

                                            By: ________________________________
                                                Authorized Signatory

      Section 6.15. Trustee's Application For Instructions From The Issuer. Any application by the Trustee for written instructions from the Issuer may, at the option of the Trustee, set forth in writing any action proposed to be taken or omitted by the Trustee under this Indenture and the date on and/or after which such action shall be taken or such omission shall be effective. The Trustee shall not be liable for any action taken by, or omission of, the Trustee in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than three Business Days after the date any officer of the Issuer actually receives such application, unless any such officer shall have consented in writing to any earlier date) unless prior to taking any such action (or the effective date in the case of an omission), the Trustee shall have received written instructions in response to such application specifying the action to be taken or omitted.

                                   ARTICLE 7
                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND ISSUER

      Section 7.01. Issuer And The Guarantors To Furnish Trustee Names And Addresses Of Holders. The Issuer and the Guarantors will furnish or cause to be furnished to the Trustee:

      (a) semi-annually, not more than 15 days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such date, and

      (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

provided, however, that so long as the Trustee is the Security Registrar, no such list need be furnished.

      Section 7.02. Preservation Of Information; Communications To Holders. (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.01 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 7.01 upon receipt of a new list so furnished.

      (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Notes and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

      (c) Every Holder of Notes, by receiving and holding the same, agrees with the Issuer, the Guarantors and the Trustee that none of the Issuer, the Guarantors or the Trustee or any agent of any of them shall be held accountable by reason of any disclosure of information as to the names and addresses of Holders made pursuant to the Trust Indenture Act.

      Section 7.03. Reports By Trustee. (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

      (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which the Notes are listed, with the Commission and with the Issuer. The Issuer will notify the Trustee when the Notes are listed on any stock exchange or delisted therefrom.

      Section 7.04. Reports By Issuer. The Issuer shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required of foreign private issuers pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to the Trust Indenture Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Issuer's or the Guarantor's compliance with any of its covenants hereunder (as to which the Trustee is entitled to conclusively rely exclusively on Officer's Certificates).

                                   ARTICLE 8
              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

      Section 8.01. Issuer Or Guarantors May Consolidate, Etc. Only On Certain Terms. The Issuer or the Guarantors may consolidate with or merge into any other Person, or sell, convey or transfer all or substantially all of its assets to any other Person, without the consent of Holders, provided that the purchasing or transferee Person or the successor, continuing or resulting Person in the case of a merger or consolidation (if the Issuer or the Guarantors (as the case may be) is not the surviving Person), as the case may be:

      (a) is an entity organized under the laws of any member of the European Union, the United States, Switzerland or an Organization for Economic Cooperation and Development member nation;

      (b) expressly assumes, by a supplemental indenture executed and delivered to the Trustee in form satisfactory to the Trustee, the obligations of the Issuer or the relevant Guarantor (as the case may be) under this Indenture and the due and punctual performance and observance of all the covenants and conditions


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
to be performed or observed by the Issuer or the Guarantors (as the case may be) pursuant to this Indenture;

      (c) agrees to assume the Issuer's obligations under the Notes or the Guarantors' obligations under the Subordinated Guarantee (as the case may be) to pay Additional Amounts pursuant to Section 10.05, substituting the name of the jurisdiction in which such entity is organized for the Relevant Taxing Jurisdiction each place that it appears therein; and

      (d) the Issuer and the Guarantors shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating such consolidation, merger, conveyance, transfer or lease comply with this Indenture and all conditions precedent have been complied with by the Issuer and the Guarantors.

      It shall be a condition to any consolidation, merger, sale or assets or assumption, that immediately after giving effect to such consolidation, merger, sale of assets or assumption, no Event of Default (and no event which, after notice or lapse of time or both, would become an Event of Default) shall have occurred and be continuing.

      Upon such assumption of the Issuer's obligations under the Notes or a Guarantor's obligations under the Guarantee, the Issuer or the relevant Guarantor, as the case may be, will be released from their respective obligations under the Notes or the Guarantee, except as specifically set forth in the case of a lease in Section 8.02.

      Section 8.02. Successor Substituted. Upon any consolidation of the Issuer or the Guarantors with, or merger of the Issuer or the Guarantors into, any other Person or any transfer, conveyance, sale, lease or other disposition of all or substantially all of the properties and assets of the Issuer or the Guarantors as an entirety in accordance with Section 8.01, the successor entity to the Issuer or the Guarantors shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer or the Guarantors under this Indenture with the same effect as if such successor Person had been named as the Issuer or the Guarantors herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Notes.

                                   ARTICLE 9
                             SUPPLEMENTAL INDENTURES

      Section 9.01. Supplemental Indentures Without Consent Of Holders. Without the consent of any Holders, the Issuer and the Guarantors, when authorized by a Board Resolution and the Trustee, at any time and from time to


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
time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

      (a) to evidence the succession of another Person to the Issuer or the Guarantors and the assumption by any such successor of the covenants of the Issuer or the Guarantors herein and in the Notes or the Subordinated Guarantee; or

      (b) to add to the covenants of the Issuer or the Guarantors for the benefit of the Holders, or to surrender any right or power herein conferred upon the Issuer or the Guarantors; or

      (c) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture, provided such action shall not adversely affect the interests of the Holders in any material respect; or

      (d) to modify the restrictions on and procedures for resales and other transfers of the Notes to reflect any change in applicable law or regulation (or the interpretation thereof) or in practices relating to the resale or transfer of restricted securities generally.

      Section 9.02. Supplemental Indentures With Consent Of Holders. With the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Notes by Act of said Holders delivered to the Issuer, the Guarantors and the Trustee, the Issuer and the Guarantors, when authorized by a Board Resolution of the Issuer's and the Guarantors' Boards of Directors, the Issuer, each Guarantor and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected thereby,

      (a) change the Stated Maturity, or payment date of, the principal of, or any installment of interest (including accrued interest or Additional Amounts) on any Note,

      (b) reduce the principal amount thereof, or the rate of interest (including accrued interest or Additional Amounts), on any Note,

      (c) change the place or currency of payment of principal, or interest (including accrued interest or Additional Amounts), on any Note,


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
      (d) impair the right to institute suit for the enforcement of any payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date),

      (e) reduce the percentage in aggregate principal amount of the Outstanding Notes, the consent of whose Holders is required for any such supplemental indenture,

      (f) reduce the percentage in aggregate principal amount of the Outstanding Notes, the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

      (g) modify any of the provisions of this Section 9.02 or Section 5.13, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby.

      It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

      Section 9.03. Execution Of Supplemental Indentures. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon, in addition to the documents required by Section 1.02 an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

      Section 9.04. Effect Of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

      Section 9.05. Conformity With Trust Indenture Act. Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

      Section 9.06. Reference In Notes To Supplemental Indentures. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation


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
in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Issuer and the Guarantors shall so determine, new Notes so modified as to conform, in the opinion of the Trustee, the Issuer and the Guarantors, to any such supplemental indenture may be prepared and executed by the Issuer and the Guarantors and authenticated and delivered by the Trustee in exchange for Outstanding Notes.

                                   ARTICLE 10
                                    COVENANTS

      Section 10.01. Payment Of Principal And Interest. The Issuer will duly and punctually pay the principal of and interest and any other amounts due on the Notes in accordance with the terms of the Notes and this Indenture.

      Section 10.02. Maintenance Of Office Or Agency. The Issuer will maintain in the Borough of Manhattan, The City of New York, the United States of America an office or agency where Notes may be presented or surrendered for payment, where Notes may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Issuer shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Issuer hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

      The Issuer may also from time to time designate one or more other offices or agencies (in or outside the Borough of Manhattan, The City of New York, the United States of America) where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Issuer of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York for such purposes. The Issuer and the Guarantors will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

      Section 10.03. Money For Security Payments To Be Held In Trust. If the Issuer or the Guarantors shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of or interest or any other amounts due on any of the Notes, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal or interest or any other amounts due so becoming due until such sums shall be paid to such Persons or otherwise


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
disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

      Whenever the Issuer shall have one or more Paying Agents, it will, prior to each due date of the principal of or interest or any other amounts due on any Notes, deposit with a Paying Agent a sum sufficient to pay the principal or interest or any other amounts due so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal or interest or any other amounts due, and (unless such Paying Agent is the Trustee) the Issuer will promptly notify the Trustee of its action or failure so to act.

      The Issuer will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

      (a) hold all sums held by it for the payment of the principal of or interest or any other amounts due on Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

      (b) give the Trustee notice of any default by the Issuer (or any other obligor upon the Notes) in the making of any payment of principal or interest or any other amounts due on the Notes; and

      (c) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

      The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Issuer Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Issuer or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Issuer or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

      Any money deposited with the Trustee or any Paying Agent, or then held by the Issuer or the Guarantors, in trust for the payment of the principal of or interest or any other amounts due on any Note and remaining unclaimed for two years after such principal or interest or any other amount due has become due and payable shall be paid to the Issuer on Issuer Request, or shall be discharged from such trust; and the Holders of such Notes shall thereafter, as unsecured general creditors, look only to the Issuer or the Guarantors for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and


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
all liability of the Issuer or the Guarantors as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer or the Guarantors, as applicable.

      Claims against the Issuer or the Paying Agent for payment of the Principal Amount, Interest Payments or Additional Amounts, if any, will become void unless presentation for payment is made within a period of ten years, in the case of the Principal Amount, or five years, in the case of Interest Payments or Additional Amounts, if any, from the applicable original payment date.

      Section 10.04. Limitation On Debt. Except in connection with the issuance of the Notes (including any further issues of Notes permitted under this Indenture) and the investments and transactions with entities within the Group, the Issuer shall not (1) incur any indebtedness for borrowed money, (2) create or permit to exist any lien, charge, mortgage or security interest on its assets, (3) issue any debt securities and (4) enter into any other transactions other than those that are incidental to its corporate existence or performance of its obligations under this Indenture or the Notes. Furthermore, the Issuer shall not incur any indebtedness for borrowed money to creditors within the Group that ranks equal to or senior as to payment to the Notes in a bankruptcy or similar proceeding.

      However, the Issuer may from time to time without the consent of Holders create and issue additional notes having the same terms and conditions as the Notes in all respects (except for the first payment of interest thereon), which will be consolidated and form a single series with the Notes.

      Section 10.05. Additional Amounts. The Issuer and the Guarantors will make all payments on the Notes and the Guarantee (as applicable) without deduction or withholding for, or on account of, any Relevant Tax imposed, levied, collected, withheld or assessed by or on behalf of any Relevant Taxing Jurisdiction, unless such deduction or withholding is required by law. If at any time any Relevant Taxing Jurisdiction requires the Issuer or either Guarantor to make such deduction or withholding, the Issuer or either Guarantor will pay or procure the payment of such Additional Amounts in accordance with the form of reverse of the Note contained in Section 2.04, or the form of the Subordinated Guarantee contained in Section 2.06.

      Section 10.06. Statement By Officers As To Default; Compliance Certificates. (a) The Issuer and each Guarantor will deliver to the Trustee, within


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
120 days after the end of each fiscal year of the Issuer ending after the date hereof a brief Officer's Certificate signed by its principal executive officer, principal financial officer or principal accounting officer, stating whether or not to the best knowledge of the signers thereof neither the Issuer nor any Guarantor is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture and if the Issuer shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

      (b) The Issuer shall deliver to the Trustee, as soon as possible and in any event within 30 days after the Issuer becomes aware or should reasonably become aware of the occurrence of an Event of Default or an event which, with notice or the lapse of time or both, would constitute an Event of Default, an Officer's Certificate setting forth the details of such Event of Default or default, and the action which the Issuer proposes to take with respect thereto.

                                   ARTICLE 11
                        OPTION TO DEFER INTEREST PAYMENTS

      Section 11.01. Optional Deferral Of Payments. So long as no Event of Default has occurred, on any Optional Interest Payment Date, the Issuer may defer all or part of any payment that is due and payable in accordance with the form of face of the Global Note contained in Section 2.02 or the form of face of the Definitive Note contained in Section 2.03.

                                   ARTICLE 12
                               REDEMPTION OF NOTES

      Section 12.01. Right Of Redemption. The Notes may be redeemed at the election of the Issuer, in whole but not in part, in accordance with the provisions appearing in the form of the face of the Global Note contained in
Section 2.02 or the form of the face of the Definitive Note contained in Section
2.03 and the form of reverse of the Note contained in Section 2.04, at the Redemption Price.

      Section 12.02. Applicability Of Article. Redemption of Notes at the election of the Issuer, as permitted by any provision of this Indenture, shall be made in accordance with such provision and this Article.

      Section 12.03. Election To Redeem; Notice To Trustee. The election of the Issuer to redeem any Notes pursuant to Section 12.01 shall be evidenced by a Board Resolution. In case of any redemption at the election of the Issuer of all the Notes, the Issuer shall, at least 30 days, but not more than 60 days prior to the Redemption Date fixed by the Issuer (unless a shorter notice shall be satisfactory to the Trustee), (i) notify the Trustee of such Redemption Date, and (ii) in the


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
event of a redemption following a Tax Event, the Issuer shall deliver an opinion of an internationally recognized independent tax counsel selected by the Issuer to the effect that the Issuer or the Guarantors have or will become obligated to pay Additional Amounts. In the event of a redemption following a Tax Event, no such notice of redemption shall be given (1) earlier than 90 days prior to, or later than 90 days after the earliest date on which the Issuer or the Guarantors would be obligated to pay any Additional Amounts and (2) unless such obligation to pay Additional Amounts remains in effect at the time such notice is given.

      Section 12.04. Notice Of Redemption. All notices of any redemption will be mailed, by First Class mail, postage prepaid, to Holders at their registered addresses, as recorded in the Security Register. If the Notes are listed on any other stock exchange, notice of any such redemption shall be made in accordance with the rules and procedures of such stock exchange.

      Any notice of redemption will be irrevocable. If the Redemption Price in respect of any Notes is improperly withheld or refused and is not paid by the Issuer or the Guarantors interest on such Notes will continue to accrue in accordance with their terms until the Redemption Price is actually paid.

      All notices of redemption shall identify the Note, including its CUSIP, Common Code and ISIN number, if any, and state:

      (a) the Redemption Date,

      (b) the Redemption Price,

      (c) that on the Redemption Date the Redemption Price will become due and payable upon each such Note to be redeemed and that, unless the Issuer defaults in making such payment on the Redemption Date, interest thereon will cease to accrue on and after said date, and

      (d) the place or places where such Notes are to be surrendered for payment of the Redemption Price.

      Notice of redemption of Notes to be redeemed at the election of the Issuer shall be given by the Issuer or, at the Issuer's request (as the case may be), by the Trustee in the name and at the expense of the Issuer.

      Section 12.05. Deposit Of Redemption Price. By 10:00 a.m., New York City time, on the Redemption Date, provided that the Issuer or the Guarantors, as applicable, have paid the Trustee cash in the amount required to redeem the Notes, the Trustee:

      (a) if the Notes are in book-entry form, will irrevocably deposit with the Paying Agent funds sufficient to pay the Redemption Price and will give the


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
Paying Agent irrevocable instructions and authority to pay the Redemption Price for the Notes held through DTC, Euroclear and Clearstream; or

      (b) if the Notes are not in book-entry form, will irrevocably deposit with a Paying Agent for the Notes funds sufficient to pay the Redemption Price for any Notes in certificated form and will give the Paying Agents irrevocable instructions and authority to pay that amount to the Holders on surrender of their Notes.

      Section 12.06. Notes Payable On Redemption Date. Notice of redemption having been given as aforesaid, the Notes so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Issuer shall default in the payment of the Redemption Price and any applicable accrued interest) all rights of Holders called for redemption shall cease, except their right to receive the Redemption Price without interest. Upon surrender of any such Note for redemption in accordance with said notice, such Note shall be paid by the Issuer at the Redemption Price, together with any applicable accrued interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Notes, or one or more Successor Notes, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 3.07.

      If any Note called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid, bear interest from the Redemption Date at the rate provided by the Note.

      Section 12.07. Redemption Price. The Redemption Price upon an Optional Redemption or a Tax Event shall be the Par Redemption Amount.

      This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.


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
      IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, as of the day and year first above written.

                                            CONVERIUM FINANCE S.A.


                                            By: ________________________________
                                                Name:
                                                Title:

                                            CONVERIUM AG


                                            By: ________________________________
                                                Name:
                                                Title:

                                            CONVERIUM HOLDING AG


                                            By: ________________________________
                                                Name:
                                                Title:

                                            JPMORGAN CHASE BANK, as Trustee


                                            By: ________________________________
                                                Name:
                                                Title:


                                       73